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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2012

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds II

SEMI-ANNUAL REPORT

April 30, 2012

(Unaudited)

Table of Contents

THE ALGER FUNDS II

Shareholders’ Letter	1

Fund Highlights	11

Portfolio Summary	16

Schedules of Investments	17

Statements of Assets and Liabilities	50

Statements of Operations	54

Statements of Changes in Net Assets	56

Financial Highlights	59

Notes to Financial Statements	72

Additional Information	89

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Shareholders’ Letter	June 5, 2012

Dear Shareholders,

A distorted view of reality can be costly. In one famous example, a radio broadcast depicting space aliens attacking New Jersey and New York City caused panicked listeners to hastily load their cars with emergency rations and flee to the mountains. As hysteria grew, some Americans even reported smelling poisonous gas and seeing explosions. Yet, Americans quickly learned that their efforts were pointless—the broadcast by Orson Welles was only for entertainment and not a depiction of reality. Today, the notorious War of the Worlds broadcast of 1938, which included frequent announcements that it was for entertainment only, illustrates the hazards of perception not reflecting reality.

In some ways, many investors who fled from equities over the past few years acted like panicked Americans fleeing fictional aliens. Just as Americans ignored notices that the War of the Worlds broadcast was for entertainment only, investors who sold stocks ignored strengthening U.S. corporate fundamentals, an improving domestic economy, and other factors that have helped drive strong equity market performance. Those investors accepted media pundits’ forecasts of economic gloom and hastily sold equities and loaded their portfolios with cash and bonds. Indeed, fund tracker Morningstar says redemptions from equity mutual funds since the financial crisis of 2008 have been extremely high, peaking at $278 billion in 2011. At the same time, strong U.S. corporate earnings and slow but significant economic growth resulted in equities, as measured by the S&P 500 Index, generating an 86.81% return from the end of the first quarter of 2009 until April 30, 2012. Unfortunately, investors who redeemed equity fund shares during that time period may have missed participating in an estimated $55.44 billion that would have resulted if they had maintained their stock exposure.(1)

At Fred Alger Management, Inc. (“Alger”), we acknowledge that the euro-zone debt crisis, rising fuel prices, and other developments that have driven market volatility are serious concerns. We also believe, however, that investors should take a balanced and long-term approach when assessing market conditions, rather than focus on negative news and run from equity investing. For example, in a Barron’s article last September, I maintained that market volatility was creating an excellent opportunity for buying equities. I reasoned that corporate fundamentals were strong, the economy was improving, and valuations, as measured by price-to-earnings ratios, were attractive. This call proved correct—from the September 3 date of the Barron’s article until April 30, 2012, equities, as measured by the S&P 500 Index, returned 19.04%.

A Valuable Lesson

The reasons for the strong market performance over the past few years are many and would take many more pages to dissect. However, at Alger, we have observed for many decades how strong companies can exploit change to build their businesses and to boost their free cash flow. Fundamental to exploiting change is management’s ability to adapt to developments, such as new regulations, rapid acceptance of the Internet, changing demographics, strong growth in emerging markets, and price volatility for commodities, including energy products. As an example, concerns that turmoil associated with the Arab Spring last year could disrupt oil production pushed prices of West Texas Intermediate Crude from $91.55 to $107.94 a barrel during the first quarter of 2011, striking fear that an oil shock could derail the global economic recovery. Prices eventually subsided only to climb from $92.19 to $104.87 per barrel during the six-month reporting period as tensions grew over allegations that oil-rich Iran is developing nuclear weapons.

Many decades ago, such price volatility would disrupt company operations and push equity markets downward, but American businesses, or at least the better managed ones, have acted to minimize the impact of energy costs. In New York City, this means that the Empire State Building is generating attention for more than its highly regarded art-deco design and its role in the movie King Kong. Impressively, recent modifications to the office facility are expected to reduce energy usage by 38%, thereby saving some $4.40 million annually. At Alger, we believe that energy price volatility is a form of disruptive change and that companies that adapt to such change will have an advantage over competitors that continue conducting business as usual. The adaption is creating attractive investment opportunities as companies implement energy efficiency programs, create a seemingly endless assortment of energy savings products, and develop technologies for extracting energy commodities that were once inaccessible.

As oil prices soared in early 2011 and during the six-month reporting period, we continued to conduct in-depth research of company fundamentals to find compelling investment opportunities and we urged our clients to stay the course rather than sell equities. We stuck by our belief that oil price increases must be sudden and severe to spark a recession and that the U.S. is well prepared for price increases. At the time, we noted that Americans spend just slightly more than 5% of their disposable income on energy, compared to slightly more than 8% in the 1980s, according to BCA Research. Our conviction in equities proved to be correct, with the S&P 500 Index climbing 5.92% during the first quarter of 2011 and a modest, but still positive, 2.11% for that year. For the six-month reporting period ended April 30, 2012, furthermore, the S&P 500 gained 12.77%.

Much like radio listeners who heard ongoing reports of aliens attacking, investors over the past few years heard an ongoing stream of alleged reasons for selling equity investments. Investors were deluged with claims that the euro-zone debt crisis and drastic government austerity programs in Greece and other countries could push the region into a nasty recession and curtail global economic growth. On other days, media reports claimed that slowing economic growth in China—a country that is helping to spur strong global acceleration—could weaken. Those claims missed a more encouraging and accurate view that acknowledges an improving job market with the U.S. unemployment rate dropping from 8.7% in November of 2011 to 8.2% in March. A more accurate view also acknowledges that corporate fundamentals remained strong and that the troubled housing market continued to improve. In October of 2011, 7.6 months of residential inventory was available, according to the National Association of Realtors. Inventory has since declined to only 6.3 months as of March of this year.

Pundits also maintained that first quarter 2012 earnings would be disappointing and some added that the 8% year-over-year earnings increase for the fourth quarter of 2011, as reported by First Call, shows a moderation of earnings growth. Yet after more than 90% of S&P 500 Index companies reported first quarter results, Standard & Poor’s estimated that operating earnings would increase slightly more than 7% on a year-over-year basis. We note that as economic recoveries advance, quarterly earnings are compared against strong prior quarters rather than periods during recessions. This trend causes year-over-year increases to eventually moderate. Comparing the most recent two quarters to the fourth quarter of 2009 and the first quarter of 2010, when earnings had yet to fully recover, provides a more favorable view. Earnings for the two recent quarters increased by more than 20% from levels two years earlier. The strong earnings are occurring even as corporations build cash balances rather than deploy the assets in new growth initiatives.

Going Forward

We think corporate fundamentals will remain strong. American businesses have done an admirable job of curtailing expenses, while job market improvements have strengthened consumers’ spending clout by providing more Americans with income. Corporations’ large cash balances, meanwhile, leave businesses well-positioned to invest in growth opportunities, pay dividends, and buy back stock. Also encouraging, manufacturing in the U.S. appears to be strengthening as illustrated by Carlisle Companies, which plans to move tire manufacturing from China to the U.S., and by foreign auto manufacturers Honda Motor Co., BMW AG, and Daimler AG, all of which plan to increase production in America.

Looking ahead, the nation’s lack of progress on curtailing annual budget deficits, which have been exceeding $1 trillion, and on reducing outstanding debt, which is approximately $15.50 trillion, remains a concern. We believe that a lack of clarity on addressing the problem has prevented corporations from investing their sizeable amounts of cash in growth initiatives. Additionally, as debt grows, the nation will face an increasing burden of paying creditors. Clearly, much work remains to reform taxation and government spending, but we are hopeful that elections in November will provide some indication of the direction that the nation will take to address the problem.

For the coming months, concerns over the euro zone and fuel prices may support increasing market volatility, which we believe may create an attractive buying opportunity similar to the one that emerged last summer. We believe that substantial support for equities would surface if the S&P 500 Index declined to approximately 1250. That would create a price-to-earnings ratio of only 12 times trailing earnings, which would significantly undervalue equities relative to other asset classes like bonds or real estate. At the same time, we believe that the strengthening U.S. economy, improving economic growth in China, and investors’ eventual acceptance of the euro zone’s ability to stem its debt crisis should result in the continuation of a bull market in U.S. equities. We believe that such a recovery could take the S&P 500 Index to new post-financial crisis highs. We note that the S&P 500 Index at 1600 would still represent a fair valuation at a roughly 15 P/E ratio based on our expectations for trailing earnings. That P/E would be in line with long-term historical averages. Viewed as an earnings yield, U.S. equities would still be attractively priced at a 6.67% earnings yield plus the 2% dividend yield as of April 30. A result of careful and cautious management, the quality of those earnings is very high. Thus, as of April 30, the S&P 500 Index free cash flow yield was 6%, which is highly attractive, especially when compared to the 1.92% yield of 10-year Treasury bonds.

In the meantime, large scale developments, such as the increasing use of the Internet, rapid growth of emerging markets, and regulatory changes, are creating compelling opportunities for leading companies to grow, making this an attractive time, we believe, for Alger to use its time-tested, disciplined, and research-driven strategy for finding compelling growth investments for our clients.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 13.41% for the fiscal six-month period ended April 30, 2012, compared to the 13.86% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance, while Consumer Staples and Materials detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 100.48% of assets. In aggregate, long positions contributed approximately 13.48% to performance. The Fund’s average allocation to short positions was -2.44%. The short positions had an approximately 0.07% negative contribution to performance.

Among the most important contributors to relative performance were Lowe’s Companies, Inc.; Apple, Inc.; United Rentals, Inc.; CVS Caremark Corp.; and Seagate Technology PLC. Shares of home improvement retailer Lowe’s performed strongly after the company reported better-than-expected earnings that resulted from higher store traffic, mild weather, and strong sales of tools, appliances, lumber, and nursery items. The company’s planned $4.5 billion share purchase also supported enthusiasm for its stock.

Conversely, detracting from relative performance were Focus Media Holding Ltd.; Baker Hughes, Inc.; Abercrombie & Fitch Co., Cl A; Molycorp, Inc.; and Arch Coal, Inc. Baker Hughes is a diversified oilfield service company providing products and technology services for the oil and gas industry. It has strong exposure to both offshore operations and onshore pressure pumping markets. The company preannounced lower-than-anticipated margins. A mild winter and natural gas prices that dropped below anticipated levels caused near-term overcapacity in North America pressure pumping, which hurt profits.

Among short positions, Sony Corp. and ZipCar, Inc. were the largest contributors to relative performance while KAR Auction Services, Inc. and Intuitive Surgical, Inc. were the largest detractors from relative performance.

Alger Green Fund

The Alger Green Fund returned 13.14% for the fiscal six-month period ended April 30, 2012, compared to the 13.86% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight for the period was Consumer Discretionary and the largest sector underweight was Energy. Relative outperformance in the Materials and Information Technology sectors was the most important contributor to performance, while Health Care and Consumer Staples detracted from results.

Among the most important contributors to relative performance were Solutia, Inc.; Trimble Navigation Ltd.; Westport Innovations, Inc.; Visa, Inc., Cl. A; and Starbucks Corp.  Solutia manufactures and markets chemicals and engineered materials for consumer and industrial applications. Its products include architectural glass, solar energy systems, automotive components, and energy efficiency technology. Solutia has divested relatively unattractive businesses and has acquired businesses that serve attractive markets and have higher overall margins. Solutia stock performance strengthened substantially after Eastman Chemical Co. announced plans to acquire the company at a 42% premium.

Conversely, detracting from relative performance were Deckers Outdoor Corp.; Metabolix, Inc.; ChipMOS TECHNOLOGIES Bermuda Ltd.; First Solar, Inc.; and ZipCar, Inc. Deckers designs, manufactures, and markets footwear and accessories under brands such as UGG and Teva. The company’s stock declined during the quarter after management provided very conservative 2012 earnings guidance, citing higher input costs and a warm U.S. winter that hurt sales.

Alger Analyst Fund

The Alger Analyst Fund returned 12.39% for the fiscal six-month period ended April 30, 2012, compared to the Russell Midcap Growth Index, which had a return of 12.26%.

During the period, the largest sector weightings were in the Consumer Discretionary and Information Technology sectors. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Industrials. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Health Care and Financials detracted from results.

Among the most important relative contributors were Apple, Inc.; Solutia, Inc.; Pharmasset, Inc.; Wyndham Worldwide Corporation; and Mastercard, Inc. Solutia manufactures and markets chemicals and engineered materials for consumer and industrial applications. Its products include architectural glass, solar energy systems, automotive components, and energy efficiency technology. Solutia has divested relatively unattractive businesses and has acquired businesses that serve attractive markets and have higher overall margins. Solutia stock performance strengthened substantially after Eastman Chemical Co. announced plans to acquire the company at a 42% premium.

Conversely, detracting from overall results on a relative basis were Dendreon Corp.; Deckers Outdoor Corp.; Abercrombie & Fitch Co., Cl A; Baker Hughes, Inc.; and Illumina, Inc. Deckers designs, manufactures, and markets footwear and accessories under brands such as UGG and Teva. The company’s stock declined during the quarter after management provided very conservative 2012 earnings guidance, citing higher input costs and a warm U.S. winter that hurt sales.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 6.16%, compared to the 6.39% return of the Fund’s benchmark, which is an equally weighted blend of the S&P 500 Index and the 3-Month London Interbank Offered Rate (LIBOR), for the six-month fiscal period ended April 30, 2012.

For the period, the Fund’s average long exposure was 72.01% and the average short exposure was -22.16%. Net exposure, which is the difference between long and short exposure, was 49.85%. Its long positions outperformed the Fund’s benchmark and contributed approximately 7.87% to absolute performance. Short positions trailed the performance of the Fund’s benchmark and reduced performance by 1.71%.

The Fund had an average cash allocation of 50.15%

The largest sector net exposures were in the Information Technology and Consumer Discretionary sectors. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Industrials sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results.

Among the most important contributors to relative performance were long positions Apple, Inc.; Spirit AeroSystems Holdings, Inc., Cl. A; Verisk Analytics, Inc., Cl. A; Broadcom Corp., Cl. A; and Lowe’s Companies, Inc. Shares of home improvement retailer Lowe’s performed strongly after the company reported better-than-expected earnings that resulted from higher store traffic, mild weather, and strong sales of tools, appliances, lumber, and nursery items. The company’s planned $4.5 billion share purchase also supported enthusiasm for its stock.

Conversely, detracting from relative performance were short positions Intuitive Surgical, Inc.; KAR Auction Services, Inc.; and Ariba, Inc. Long positions in Allscripts Healthcare Solutions and Dendreon Corp. also detracted from relative performance. KAR Auction Services conducts used car auctions and provides other auto services. Its earnings fell short of consensus expectations, but the combination of strengthening resale values of used cars and a strong equity market resulted in positive performance of KAR stock, so the value of the short position declined.

During the reporting period, the Fund held puts on the SPDR S&P 500 ETF Trust to hedge against market risk.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned 3.12% compared to the 4.02% return of its benchmark, the MSCI Emerging Markets Index, for the six-month fiscal period ended April 30, 2012.

Stock selection in Brazil, South Africa, and Taiwan had the largest contribution to relative performance, while stock selection in Korea, China, and Russia detracted from results.

During the period, the largest sector weightings were in the Financials and Consumer Discretionary sectors. The largest sector overweight for the period was Consumer Discretionary and the largest sector underweight for the period was Financials. Relative outperformance in the Financials and Health Care sectors was the most important contributor to performance, while Telecommunication Services and Industrials detracted from results.

Among the most important contributors to relative performance were Catcher Technology Co., Ltd.; Sands China Ltd.; Aspen Pharmacare Holdings Ltd.; Siam Commercial Bank PCL; and Foschini Group Ltd., /The.  Catcher Technology manufactures unibody casings that are used for a variety of products, including cell phones, cameras, laptops and other items. The company reported better-than-expected fourth-quarter profits, which resulted primarily from better-than-expected gross margins. The strong quarter occurred despite the continuing government closure of the company’s Suzhou factory in China.

Conversely, detracting from overall results on a relative basis were Bharti Airtel Ltd.; Itau Unibanco Holding SA; Yandex NV; Larsen & Toubro Ltd; and Vale SA. Shares of Itau Unibanco performed poorly after investors developed a cautious outlook on financials as the Central Bank of Brazil has lowered interest rates aggressively. The lower rates have led to net interest margin pressure as spreads have compressed. Additionally, although earnings have been in line with expectations for the last couple of quarters, Itau has been unable to provide guidance on a decline in provisioning which has concerned investors. Lastly, it has become clear that the government is likely to pressure fee income especially with more competition from state-owned banks.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

BCA Research is an independent provider of global research.

Morningstar provides research on mutual funds, equities, and other investments.

Footnotes:

(1) Estimated value was determined by applying the historical returns of the S&P 500 Index to the equity mutual fund flows for each quarter as determined by Morningstar.  During the period spanning March 30, 2009 to April 30, 2012, the S&P 500 Index experienced certain periods of negative performance returns.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the fiscal six-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2012. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors.  Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Fund’s net asset value can decrease more quickly than if the Fund had not borrowed. Some Alger Funds, such as Alger Spectra Fund and Alger Dynamic Opportunities Fund, may engage in short sales, which presents additional risk. To engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a Fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The Fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

A small investment in derivatives could have a potentially large impact on the Fund’s performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised.  When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes are subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates.

Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Dynamic Opportunities Fund is a non-diversified investment company, which means that it is not required to maintain, as to 75% of its assets, no more than 5% of its assets in any single issuer.  Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about the Alger Funds call us at (800) 992-3863 or visit us at www.alger.com.

Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe.

•                  The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The 3-Month London Interbank Offered Rate (LIBOR) is based on rates that contributor banks in London offer each other for inter-bank deposits. Investors cannot invest directly in any index.

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

FUND PERFORMANCE AS OF 3/31/12 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	2.46%	7.07%	7.24%
Alger Spectra Class C *	6.31%	7.49%	7.04%
Alger Spectra Class I †	8.14%	8.38%	7.89%
Alger Spectra Class Z ‡	8.42%	8.31%	7.86%

*

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

FUND PERFORMANCE AS OF 3/31/12 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION
Alger Green Class A (Inception 12/4/00)*	(1.01)%	0.50%	(1.25)%
Alger Green Class C (Inception 9/24/08)†	2.74%	0.86%	(1.51)%
Alger Green Class I (Inception 9/24/08)‡	4.44%	1.56%	(0.79)%

Alger Analyst Class A (Inception 3/30/07)	(0.80)%	2.02%	2.02%
Alger Analyst Class C (Inception 9/24/08)†	2.93%	2.35%	2.35%
Alger Analyst Class I (Inception 9/24/08)‡	4.61%	3.10%	3.10%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	(7.74)%	n/a	2.76%
Alger Dynamic Opportunities Class C (Inception 12/29/10)§	(4.37)%	n/a	4.27%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)**	(2.37)%	n/a	5.23%

Alger Emerging Markets Class A (Inception 12/29/10)	(17.10)%	n/a	(14.43)%
Alger Emerging Markets Class C (Inception 12/29/10)	(13.95)%	n/a	(11.60)%
Alger Emerging Markets Class I (Inception 12/29/10)	(12.46)%	n/a	(11.02)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

*

Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

§

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

**	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER SPECTRA FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)*,†	(2.33)%	6.11%	7.80%	15.89%
Class C (Inception 9/24/08)†,‡,§	1.29%	6.52%	7.60%	15.20%
Class I (Inception 9/24/08)†,**	3.12%	7.41%	8.46%	16.08%
Class Z (Inception 12/29/10)†,††	3.28%	7.35%	8.43%	16.07%
Russell 3000 Growth Index	6.26%	4.04%	5.23%	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance has been calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996.  The calculation of total return during that time assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Returns reflect the applicable contingent deferred sales charge.
**

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

††	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2012.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)*,†	(2.86)%	(0.31)%	3.42%	(1.28)%
Class C (Inception 9/24/08)‡,§	0.69%	(0.01)%	3.19%	(1.56)%
Class I (Inception 9/24/08)**	2.57%	0.74%	3.96%	(0.82)%
Russell 3000 Growth Index	6.26%	4.04%	5.23%	1.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

‡

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

§	Returns reflect the applicable contingent deferred sales charge.
**

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER ANALYST FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through April 30, 2012. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class.

Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)*	(4.65)%	0.68%	n/a	1.86%
Class C (Inception 9/24/08)†,‡	(1.09)%	1.03%	n/a	2.18%
Class I (Inception 9/24/08)§	0.55%	1.76%	n/a	2.92%
Russell Midcap Growth Index	0.78%	3.55%	n/a	4.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡	Returns reflect the applicable contingent deferred sales charge.
§

Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through April 30, 2012(Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) and the S&P 500 Index (unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2012. The figures for the Alger Dynamic Opportunities Fund Class A, and the Blended S&P 500/LIBOR and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the higher operating expenses of Class C shares and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)*	(10.14)%	n/a	n/a	2.78%
Class C (Inception 12/29/10)†,‡	(6.78)%	n/a	n/a	4.20%
Class Z (Inception 12/29/10)§	(4.90)%	n/a	n/a	5.13%
Blended S&P 500 / LIBOR	2.85%	n/a	n/a	7.70%
S&P 500 Index	4.76%	n/a	n/a	14.83%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†

Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.

‡	Returns reflect the applicable contingent deferred sales charge.
§	Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through April 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through April 30, 2012. The figures for the Alger Emerging Markets Fund Class A, and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C and Class I shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)*	(20.63)%	n/a	n/a	(14.35)%
Class C (Inception 12/29/10)†	(17.74)%	n/a	n/a	(11.86)%
Class I (Inception 12/29/10)	(16.29)%	n/a	n/a	(11.23)%
MSCI Emerging Markets Index	(12.34)%	n/a	n/a	(4.93)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.

PORTFOLIO SUMMARY†

April 30, 2012 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund*
Consumer Discretionary	20.2%	18.2%	23.3%	20.1%
Consumer Staples	5.9	6.9	3.1	1.6
Energy	8.9	2.1	9.3	7.0
Financials	7.4	2.1	3.6	1.8
Health Care	10.2	5.9	12.1	0.4
Industrials	14.2	17.5	9.8	8.3
Information Technology	25.3	32.6	22.3	11.4
Materials	4.2	7.6	8.9	2.1
Telecommunication Services	1.2	0.0	1.2	0.0
Utilities	0.0	3.2	0.0	0.0
Short-Term Investments and Net Other Assets	2.5	3.9	6.4	47.3
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Brazil	13.5%
Cayman Islands	4.3
Chile	1.7
China	11.1
Columbia	1.2
Hong Kong	4.4
India	5.1
Indonesia	2.6
Ireland	1.1
Jersey Channel Islands	1.0
Malaysia	2.6
Mexico	4.5
Peru	0.7
Philippines	0.8
Russia	5.3
South Africa	7.2
South Korea	14.6
Taiwan	9.9
Thailand	2.2
Turkey	1.0
United States	0.7
Cash and Net Other Assets	4.5
100.0%

†	Based on net assets for each Fund.

*	Includes short sales as a reduction of sector exposure.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—98.9%
ADVERTISING—0.7%
Focus Media Holding Ltd.#	568,900	$13,591,021

AEROSPACE & DEFENSE—3.2%
Boeing Co., /The	138,300	10,621,440
General Dynamics Corp.	120,700	8,147,250
Goodrich Corp.	44,165	5,540,941
Honeywell International, Inc.	375,200	22,759,631
United Technologies Corp.	161,200	13,160,368
		60,229,630
AIR FREIGHT & LOGISTICS—1.4%
FedEx Corp.	81,700	7,209,208
United Parcel Service, Inc., Cl. B +	235,100	18,370,714
		25,579,922
AIRLINES—0.3%
United Continental Holdings, Inc.*	274,200	6,010,464

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
PVH Corp.	104,400	9,270,720
Ralph Lauren Corp.	28,100	4,840,787
		14,111,507
APPLICATION SOFTWARE—0.8%
Salesforce.com, Inc. *	47,700	7,428,321
Tangoe, Inc. *	348,220	7,131,546
		14,559,867
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Affiliated Managers Group, Inc.*	37,750	4,289,155

AUTO PARTS & EQUIPMENT—1.3%
Delphi Automotive PLC *	729,600	22,391,424
Lear Corp.	23,050	956,575
		23,347,999
AUTO RENTAL—0.8%
Hertz Global Holdings, Inc.*	1,007,942	15,532,386

BIOTECHNOLOGY—1.4%
Gilead Sciences, Inc. *	268,221	13,950,174
Merrimack Pharmaceuticals, Inc. *	150,000	1,185,000
Optimer Pharmaceuticals, Inc. *	304,400	4,505,120
United Therapeutics Corp. *	133,700	5,849,375
		25,489,669
BROADCASTING & CABLE TV—1.6%
CBS Corp., Cl. B	641,900	21,407,365
Liberty Media Corp., Capital, Cl. A *	84,697	7,405,906
		28,813,271
BUILDING PRODUCTS—0.5%
Owens Corning*	245,700	8,439,795

CASINOS & GAMING—1.2%
Las Vegas Sands Corp.	296,000	16,425,040
Melco Crown Entertainment Ltd. #*	305,500	4,741,360
		21,166,400

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—3.5%
Cisco Systems, Inc.	601,100	$12,112,165
QUALCOMM, Inc. +	711,317	45,410,477
Riverbed Technology, Inc. *	360,500	7,112,665
		64,635,307
COMPUTER HARDWARE—6.6%
Apple, Inc.*+	206,572	120,687,624

COMPUTER STORAGE & PERIPHERALS—2.2%
EMC Corp. *	681,299	19,219,445
NetApp, Inc. *	223,700	8,686,271
Seagate Technology PLC	426,300	13,112,988
		41,018,704
CONSTRUCTION & ENGINEERING—0.9%
Chicago Bridge & Iron Co., NV #	96,700	4,295,414
KBR, Inc.	358,000	12,121,880
		16,417,294
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.8%
Caterpillar, Inc.	208,900	21,468,653
Deere & Co.	63,000	5,188,680
WABCO Holdings, Inc. *	92,200	5,811,366
		32,468,699
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc. +	39,165	17,713,155
VeriFone Systems, Inc. *	42,500	2,024,700
		19,737,855
DIVERSIFIED BANKS—1.7%
SPDR S&P Regional Banking ETF	65,290	1,832,690
Wells Fargo & Co. +	913,100	30,524,933
		32,357,623
DIVERSIFIED CHEMICALS—0.7%
Eastman Chemical Co.	221,600	11,959,752

DIVERSIFIED METALS & MINING—0.7%
Freeport-McMoRan Copper & Gold, Inc.	324,000	12,409,200

DRUG RETAIL—1.6%
CVS Caremark Corp.	667,600	29,788,312

EDUCATION SERVICES—0.3%
New Oriental Education & Technology Group#*	203,800	5,447,574

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Cooper Industries PLC, CL. A	223,945	14,012,239

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	58,600	6,555,582
Salvatore Ferragamo Italia SpA *	315,930	7,724,382
		14,279,964
GENERAL MERCHANDISE STORES—0.9%
Dollar General Corp. *	206,815	9,815,440

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—(CONT.)
Target Corp.	108,100	$6,263,314
		16,078,754
HEALTH CARE EQUIPMENT—1.6%
Covidien PLC +	364,712	20,143,044
Gen-Probe, Inc. *	78,600	6,409,830
Insulet Corp. *	109,101	1,948,544
		28,501,418
HEALTH CARE FACILITIES—0.4%
Universal Health Services, Inc., Cl. B	191,580	8,182,382

HEALTH CARE SERVICES—1.6%
Express Scripts, Inc.*+	541,200	30,193,548

HEALTH CARE TECHNOLOGY—0.3%
Agilent Technologies, Inc.	129,500	5,462,310

HOME IMPROVEMENT RETAIL—1.7%
Lowe’s Companies, Inc.+	1,024,872	32,252,722

HOMEBUILDING—0.4%
Lennar Corp., Cl. A	101,400	2,812,836
Standard Pacific Corp. *	731,991	3,703,874
		6,516,710
HOTELS RESORTS & CRUISE LINES—1.6%
Hyatt Hotels Corp., Cl. A *	455,700	19,608,771
Wyndham Worldwide Corporation	193,000	9,715,620
		29,324,391
HOUSEHOLD PRODUCTS—1.0%
Procter & Gamble Co., /The	282,000	17,946,480

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.2%
Towers Watson & Co.	46,600	3,047,640

INDUSTRIAL CONGLOMERATES—1.2%
Tyco International Ltd.	388,321	21,796,458

INDUSTRIAL MACHINERY—1.2%
Ingersoll-Rand PLC	56,500	2,402,380
Stanley Black & Decker, Inc.	260,160	19,033,306
		21,435,686
INTEGRATED OIL & GAS—2.5%
ConocoPhillips +	442,000	31,660,460
Royal Dutch Shell PLC #	205,100	14,672,854
		46,333,314
INTERNET RETAIL—3.5%
Amazon.com, Inc. *+	208,700	48,397,530
Expedia, Inc.	413,800	17,640,294
		66,037,824
INTERNET SOFTWARE & SERVICES—5.3%
Cornerstone OnDemand, Inc. *	95,200	1,978,256
DealerTrack Holdings, Inc. *	415,000	12,379,450
eBay, Inc. *	795,900	32,671,694

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
Google, Inc., Cl. A *+	50,855	$30,778,972
OpenTable, Inc. *	14,357	642,189
VistaPrint NV *	451,345	16,830,655
Yahoo! Inc. *	94,400	1,466,976
		96,748,192
IT CONSULTING & OTHER SERVICES—3.0%
Cognizant Technology Solutions Corp., Cl. A *	111,661	8,186,985
Gartner, Inc. *	151,897	6,653,089
International Business Machines Corp. +	187,913	38,913,023
		53,753,097
LEISURE FACILITIES—0.5%
Six Flags Entertainment Corp.	146,525	7,020,013
Vail Resorts, Inc.	67,600	2,756,728
		9,776,741
LEISURE PRODUCTS—1.2%
Brunswick Corp.	451,000	11,856,790
Coach, Inc.	35,200	2,575,232
Hanesbrands, Inc. *	96,400	2,720,408
Michael Kors Holdings Ltd. *	87,800	4,009,826
		21,162,256
LIFE & HEALTH INSURANCE—0.6%
Lincoln National Corp.	439,900	10,896,323

LIFE SCIENCES TOOLS & SERVICES—1.1%
Life Technologies Corp. *	214,000	9,921,040
Thermo Fisher Scientific, Inc.	168,012	9,349,868
		19,270,908
MANAGED HEALTH CARE—1.8%
Aetna, Inc.	253,100	11,146,524
Cigna Corp.	156,400	7,230,372
UnitedHealth Group, Inc.	261,800	14,700,070
		33,076,966
MORTGAGE REITS—1.3%
American Capital Agency Corp.+	741,400	23,161,336

MOVIES & ENTERTAINMENT—1.6%
News Corp., Cl. A	1,530,200	29,991,920

OIL & GAS DRILLING—0.7%
Nabors Industries Ltd.*	797,100	13,271,715

OIL & GAS EQUIPMENT & SERVICES—1.8%
Halliburton Company	382,500	13,089,150
National Oilwell Varco, Inc.	117,996	8,939,377
Weatherford International Ltd. *	734,100	10,475,607
		32,504,134
OIL & GAS EXPLORATION & PRODUCTION—3.7%
Anadarko Petroleum Corp.	404,145	29,587,456
Cabot Oil & Gas Corp.	118,600	4,167,604
Kodiak Oil & Gas Corp. *	493,100	4,363,935

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
Pioneer Natural Resources Co.	247,900	$28,711,778
		66,830,773
OTHER DIVERSIFIED FINANCIAL SERVICES—0.0%
JPMorgan Chase & Co.	43	1,848

PAPER PRODUCTS—0.3%
International Paper Co.	150,600	5,016,486

PHARMACEUTICALS—2.0%
Bristol-Myers Squibb Co.	210,290	7,017,377
Johnson & Johnson	181,000	11,781,290
Pfizer, Inc. +	782,699	17,947,288
		36,745,955
PRECIOUS METALS & MINERALS—0.3%
ETFS Physical Palladium Shares *	38,242	2,577,893
SPDR Gold Trust *	20,747	3,358,525
		5,936,418
RAILROADS—1.4%
CSX Corp.+	1,158,200	25,839,442

REGIONAL BANKS—0.7%
East West Bancorp, Inc.	283,400	6,453,018
Regions Financial Corp.	969,700	6,535,778
		12,988,796
RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	139,200	6,813,840

RESIDENTIAL REITS—0.4%
Home Properties, Inc.	117,100	7,148,955

RESTAURANTS—1.7%
McDonald’s Corp.	233,561	22,760,519
Starbucks Corp.	133,500	7,660,230
		30,420,749
SEMICONDUCTOR EQUIPMENT—1.5%
ASML Holding NV #	232,800	11,870,472
Lam Research Corp. *	357,675	14,897,164
		26,767,636
SEMICONDUCTORS—2.0%
Avago Technologies Ltd.	354,300	12,216,264
Broadcom Corp., Cl. A *	313,300	11,466,780
Inphi Corp. *	107,546	1,091,592
Skyworks Solutions, Inc. *	392,066	10,640,671
		35,415,307
SOFT DRINKS—1.9%
Coca-Cola Co., /The	316,100	24,124,752
PepsiCo, Inc. +	148,615	9,808,590
		33,933,342
SPECIALIZED FINANCE—1.2%
IntercontinentalExchange, Inc.*	168,200	22,377,328

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED REITS—0.6%
American Tower Corp., Cl. A	153,400	$10,059,972

SPECIALTY CHEMICALS—2.2%
Celanese Corp.	206,170	9,990,998
Cytec Industries, Inc.	184,900	11,754,093
LyondellBasell Industries NV	159,100	6,647,198
Rockwood Holdings, Inc. *	235,000	13,004,900
		41,397,189
SPECIALTY STORES—0.6%
Dick’s Sporting Goods, Inc.	208,800	10,565,280

SYSTEMS SOFTWARE—0.3%
Oracle Corp.+	213,145	6,264,332

TOBACCO—1.7%
Philip Morris International, Inc.+	339,594	30,397,059

TRADING COMPANIES & DISTRIBUTORS—0.9%
United Rentals, Inc. *	259,100	12,094,788
WESCO International, Inc. *	64,700	4,295,433
		16,390,221
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp. *	118,800	6,384,312
Vodafone Group PLC #	583,900	16,249,937
		22,634,249
TOTAL COMMON STOCKS (Cost $1,618,652,054)		1,807,049,635

CONVERTIBLE PREFERRED STOCK—0.2%
PHARMACEUTICALS—0.2%
Merrimack Pharmaceuticals, Inc., Series G*,(L2),(a) (Cost $2,843,610)	406,230	2,984,572

PREFERRED STOCKS—0.3%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $5,391,283)	194,990	5,188,684

MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Blackstone Group LP	792,000	10,739,520

OIL & GAS STORAGE & TRANSPORTATION—0.5%
Plains All American Pipeline LP	101,600	8,324,088

TOTAL MASTER LIMITED PARTNERSHIP (Cost $18,589,466)		19,063,608

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.6%
CABLE & SATELLITE—0.1%
XM Satellite Radio, Inc., 7.00%, 12/1/14*,(L2)(b)	1,500,000	2,188,125

	PRINCIPAL AMOUNT	VALUE
CONVERTIBLE CORPORATE BONDS—(CONT.)
HOMEBUILDING—0.5%
Lennar Corp., 2.75%, 12/15/20*,(L2)(b)	$1,989,000	$2,841,784
Lennar Corp., 3.25%, 11/15/21*,(L2)(b)	3,911,000	5,470,511
		8,312,295
TOTAL CONVERTIBLE CORPORATE BONDS (Cost $7,459,117)		10,500,420

Total Investments (Cost $1,652,935,530)(c)	101.1%	1,844,786,919
Liabilities in Excess of Other Assets	(1.1)	(21,508,731)

NET ASSETS	100.0%	$1,823,278,188

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on April 6, 2011 for a cost of $2,843,610 and represents 0.2% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.6% of the net assets of the Fund.

(c)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,684,571,549, amounted to $160,215,370 which consisted of aggregate gross unrealized appreciation of $215,006,527 and aggregate gross unrealized depreciation of $54,791,157.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments (Continued) (Unaudited) - Securities Sold Short‡ April 30, 2012

	SHARES	VALUE
COMMON STOCKS—(3.7)%
AUTO RENTAL—(0.3)%
Zipcar, Inc.	520,309	$6,269,723

AUTOMOBILE MANUFACTURERS—(0.3)%
Brilliance China Automotive Holdings Ltd.	1,132,536	1,229,074
General Motors Co.	141,500	3,254,500
		4,483,574
CONSUMER ELECTRONICS—(0.5)%
Sony Corp.#	459,300	7,445,253
Garmin Ltd.	49,200	2,318,796
		9,764,049
DEPARTMENT STORES—(0.1)%
JC Penney Co., Inc.	41,200	1,485,672

DIVERSIFIED SUPPORT SERVICES—(0.5)%
KAR Auction Services, Inc.	505,900	9,308,560

ELECTRONIC COMPONENTS—(0.4)%
Amphenol Corp., Cl. A	76,700	4,459,338
DTS, Inc.	80,400	2,508,480
		6,967,818
EXCHANGE TRADED FUNDS—(0.1)%
iShares Russell 3000 Index Fund	21,950	1,817,899

FOOD RETAIL—(0.3)%
Whole Foods Market, Inc.	58,400	4,851,288

HEALTH CARE EQUIPMENT—(0.1)%
Intuitive Surgical, Inc.	3,300	1,908,060

HEALTH CARE SERVICES—(0.1)%
Quest Diagnostics, Inc.	39,800	2,296,062

INVESTMENT BANKING & BROKERAGE—(0.2)%
Greenhill & Co., Inc.	70,100	2,723,385

IT CONSULTING & OTHER SERVICES—(0.4)%
Infosys Technologies Ltd.#	145,700	6,898,895

OIL & GAS EXPLORATION & PRODUCTION—(0.3)%
SPDR S&P Oil & Gas Exploration & Production ETF	83,253	4,694,637

SEMICONDUCTORS—(0.2)%
ARM Holdings PLC#	118,500	3,001,605

TOTAL (proceeds $66,061,973)		$66,471,227

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—95.9%
AEROSPACE & DEFENSE—2.0%
General Dynamics Corp.	6,160	$415,800
Honeywell International, Inc.	11,225	680,909
		1,096,709
AIR FREIGHT & LOGISTICS—3.0%
FedEx Corp.	8,745	771,659
United Parcel Service, Inc., Cl. B	10,510	821,251
		1,592,910
APPLICATION SOFTWARE—1.1%
Adobe Systems, Inc.*	17,145	575,386

AUTO PARTS & EQUIPMENT—0.9%
Johnson Controls, Inc.	15,785	504,646

AUTO RENTAL—1.0%
Hertz Global Holdings, Inc.*	36,140	556,917

AUTOMOBILE MANUFACTURERS—1.0%
Tesla Motors, Inc.*	16,050	531,737

BROADCASTING & CABLE TV—1.7%
Discovery Communications, Inc., Series A*	16,965	923,235

COAL & CONSUMABLE FUELS—0.3%
Solazyme, Inc.*	12,305	135,355

COMMUNICATIONS EQUIPMENT—1.8%
Cisco Systems, Inc.	47,520	957,528

COMPUTER HARDWARE—7.4%
Apple, Inc.*	6,795	3,969,910

COMPUTER STORAGE & PERIPHERALS—1.7%
EMC Corp.*	32,465	915,838

CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	17,550	387,329

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.5%
Cummins, Inc.	5,390	624,323
Westport Innovations, Inc. *	5,885	184,201
		808,524
CONSUMER FINANCE—1.1%
American Express Co.	9,450	568,985

DATA PROCESSING & OUTSOURCED SERVICES—1.8%
Visa, Inc., Cl. A	8,050	989,989

DISTRIBUTORS—1.6%
LKQ Corp.*	26,335	880,906

DIVERSIFIED CHEMICALS—2.3%
Eastman Chemical Co.	13,830	746,405
Solutia, Inc.	18,730	530,808
		1,277,213
DIVERSIFIED SUPPORT SERVICES—0.3%
EnerNOC, Inc.*	24,535	147,455

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRIC UTILITIES—3.2%
Duke Energy Corp.	38,085	$816,162
ITC Holdings Corp.	11,980	927,970
		1,744,132
ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
Itron, Inc.*	14,350	585,480

ELECTRONIC MANUFACTURING SERVICES—1.8%
Trimble Navigation Ltd.*	17,475	946,097

ENVIRONMENTAL & FACILITIES SERVICES—5.4%
Clean Harbors, Inc. *	13,830	943,759
Covanta Holding Corp.	37,680	604,764
Tetra Tech, Inc. *	29,295	782,177
Waste Management, Inc.	16,780	573,876
		2,904,576
FOOTWEAR—1.1%
Deckers Outdoor Corp. *	4,350	221,894
NIKE, Inc., Cl. B	3,435	384,273
		606,167
GENERAL MERCHANDISE STORES—1.6%
Target Corp.	15,060	872,576

HEALTH CARE SERVICES—1.2%
Express Scripts, Inc.*	11,735	654,696

HOME IMPROVEMENT RETAIL—1.0%
Lowe’s Companies, Inc.	17,285	543,959

HOUSEHOLD PRODUCTS—1.7%
Procter & Gamble Co., /The	14,149	900,442

HYPERMARKETS & SUPER CENTERS—1.0%
Wal-Mart Stores, Inc.	8,820	519,586

INDUSTRIAL CONGLOMERATES—1.0%
General Electric Co.	28,330	554,701

INDUSTRIAL GASES—0.7%
Praxair, Inc.	3,050	352,885

INDUSTRIAL MACHINERY—1.4%
Woodward Governor Co.	17,510	728,241

INTEGRATED OIL & GAS—1.3%
Chevron Corp.	7,095	756,043

INTERNET RETAIL—3.2%
Amazon.com, Inc. *	5,295	1,227,910
Expedia, Inc.	11,822	503,972
		1,731,882
INTERNET SOFTWARE & SERVICES—3.8%
eBay, Inc. *	16,110	661,316
Google, Inc., Cl. A *	2,255	1,364,793
		2,026,109

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.0%
Goldman Sachs Group, Inc., /The	4,815	$554,447

IT CONSULTING & OTHER SERVICES—2.2%
International Business Machines Corp.	5,795	1,200,029

LEISURE PRODUCTS—0.8%
Lululemon Athletica, Inc.*	5,850	433,719

LIFE SCIENCES TOOLS & SERVICES—0.5%
Life Technologies Corp.*	5,485	254,285

METAL & GLASS CONTAINERS—2.3%
Ball Corp.	16,450	686,952
Crown Holdings, Inc. *	14,355	530,848
		1,217,800
MOVIES & ENTERTAINMENT—1.2%
Walt Disney Co., /The	14,710	634,148

OIL & GAS REFINING & MARKETING—0.5%
Gevo, Inc.*	26,175	253,636

PACKAGED FOODS & MEATS—1.3%
General Mills, Inc.	18,610	723,743

PHARMACEUTICALS—4.2%
Johnson & Johnson	15,690	1,021,261
Merck & Co., Inc.	7,775	305,091
Pfizer, Inc.	41,647	954,966
		2,281,318
RAILROADS—1.0%
Norfolk Southern Corp.	7,640	557,185

RESTAURANTS—3.7%
Chipotle Mexican Grill, Inc. *	795	329,249
McDonald’s Corp.	7,320	713,334
Starbucks Corp.	15,735	902,875
		1,945,458
SEMICONDUCTORS—5.4%
Broadcom Corp., Cl. A *	15,540	568,764
ChipMOS TECHNOLOGIES Bermuda Ltd. *	18,170	243,478
Cree, Inc. *	19,465	601,469
First Solar, Inc. *	2,550	46,920
Intel Corp.	42,950	1,219,780
Trina Solar Ltd. #*	32,235	234,026
		2,914,437
SOFT DRINKS—2.9%
Coca-Cola Co., /The	20,445	1,560,363

SPECIALTY CHEMICALS—2.3%
Celanese Corp.	11,860	574,736
Rockwood Holdings, Inc. *	12,295	680,405
		1,255,141
SPECIALTY STORES—0.4%
Teavana Holdings, Inc.*	10,185	212,765

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—4.5%
Microsoft Corp.	43,815	$1,402,956
Oracle Corp.	33,985	998,819
		2,401,775
TOTAL COMMON STOCKS (Cost $41,010,063)		51,648,393

	PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—0.2%
ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Covanta Holding Corp., 3.25%, 6/1/14*,(L2)(a) (Cost $110,000)	110,000	124,988

Total Investments (Cost $41,120,063)(b)	96.1%	51,773,381
Other Assets in Excess of Liabilities	3.9	2,076,750

NET ASSETS	100.0%	$53,850,131

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.2% of the net assets of the Fund.

(b)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $41,202,042, amounted to $10,571,339 which consisted of aggregate gross unrealized appreciation of $13,268,864 and aggregate gross unrealized depreciation of $2,697,525.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—92.8%
ADVERTISING—0.7%
Focus Media Holding Ltd.#	1,249	$29,839

AEROSPACE & DEFENSE—2.6%
Esterline Technologies Corp. *	481	32,944
Precision Castparts Corp.	243	42,857
Spirit Aerosystems Holdings, Inc., Cl. A *	1,089	27,225
		103,026
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	280	21,879

ALTERNATIVE CARRIERS—0.6%
Cogent Communications Group, Inc.*	1,221	22,869

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
PVH Corp.	390	34,632

APPAREL RETAIL—0.9%
Urban Outfitters, Inc.*	1,187	34,376

APPLICATION SOFTWARE—1.9%
Adobe Systems, Inc. *	389	13,055
Informatica Corp. *	510	23,470
Salesforce.com, Inc. *	265	41,268
		77,793
AUTO PARTS & EQUIPMENT—1.5%
Delphi Automotive PLC *	1,422	43,641
Tenneco, Inc. *	544	16,772
		60,413
AUTO RENTAL—0.9%
Hertz Global Holdings, Inc.*	2,256	34,765

BIOTECHNOLOGY—7.1%
Alkermes Plc *	3,214	55,602
Gilead Sciences, Inc. *	800	41,608
Incyte Corp., Ltd. *	1,114	25,266
Synageva BioPharma Corp. *	777	29,510
Theravance, Inc. *	2,643	57,195
United Therapeutics Corp. *	475	20,781
Vertex Pharmaceuticals, Inc. *	1,352	52,025
		281,987
BROADCASTING & CABLE TV—1.6%
CBS Corp., Cl. B	1,172	39,086
Scripps Networks Interactive, Inc.	499	25,060
		64,146
CABLE & SATELLITE—0.5%
Sirius XM Radio, Inc.*	8,467	19,135

CASINOS & GAMING—1.3%
Melco Crown Entertainment Ltd.#*	3,226	50,068

COMMUNICATIONS EQUIPMENT—4.4%
Ciena Corp. *	2,919	43,260
Cisco Systems, Inc.	2,662	53,639

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—(CONT.)
F5 Networks, Inc. *	16	$2,143
QUALCOMM, Inc.	596	38,049
Riverbed Technology, Inc. *	1,737	34,271
		171,362
COMPUTER HARDWARE—3.9%
Apple, Inc. *	178	103,995
Dell, Inc. *	1,597	26,143
NCR Corp. *	1,155	27,143
		157,281
COMPUTER STORAGE & PERIPHERALS—0.4%
EMC Corp.*	581	16,390

CONSUMER FINANCE—0.7%
American Express Co.	437	26,312

DATA PROCESSING & OUTSOURCED SERVICES—1.9%
Mastercard, Inc.	87	39,347
VeriFone Systems, Inc. *	234	11,148
Western Union Co., /The	1,375	25,273
		75,768
DIVERSIFIED CHEMICALS—4.8%
Dow Chemical Co., /The	1,011	34,253
Eastman Chemical Co.	690	37,239
EI Du Pont de Nemours & Co.	1,214	64,901
Solutia, Inc.	1,939	54,951
		191,344
DIVERSIFIED METALS & MINING—0.5%
Cliffs Natural Resources, Inc.	300	18,678

EDUCATION SERVICES—0.3%
American Public Education, Inc.*	325	11,284

ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
AMETEK, Inc.	761	38,302
Jabil Circuit, Inc.	752	17,634
		55,936
ENVIRONMENTAL & FACILITIES SERVICES—0.7%
Waste Connections, Inc.	813	26,203

FOOD DISTRIBUTORS—0.7%
United Natural Foods, Inc.*	532	26,222

FOOTWEAR—0.2%
Deckers Outdoor Corp.*	182	9,284

GENERAL MERCHANDISE STORES—2.0%
Dollar General Corp. *	540	25,628
Target Corp.	924	53,537
		79,165
GOLD—1.4%
AuRico Gold, Inc.*	6,205	56,838

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—1.1%
Covidien PLC	801	$44,239

HEALTH CARE TECHNOLOGY—0.9%
Agilent Technologies, Inc.	889	37,498

HOME IMPROVEMENT RETAIL—0.9%
Home Depot, Inc., /The	674	34,906

HOTELS RESORTS & CRUISE LINES—3.1%
Hyatt Hotels Corp., Cl. A *	870	37,435
Interval Leisure Group	1,753	30,292
Orient-Express Hotels Ltd., Cl. A *	2,181	23,315
Wyndham Worldwide Corporation	728	36,647
		127,689
HOUSEHOLD PRODUCTS—0.6%
Procter & Gamble Co., /The	370	23,547

HOUSEWARES & SPECIALTIES—0.6%
Tupperware Brands Corp.	392	24,418

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.5%
Robert Half International, Inc.	809	24,108
Towers Watson & Co.	562	36,755
		60,863
INDUSTRIAL CONGLOMERATES—0.3%
Tyco International Ltd.	214	12,012

INDUSTRIAL MACHINERY—1.3%
Barnes Group, Inc.	863	22,783
SPX Corp.	359	27,564
		50,347
INTEGRATED OIL & GAS—1.6%
ConocoPhillips	891	63,822

INTERNET RETAIL—2.1%
Amazon.com, Inc. *	182	42,206
Expedia, Inc.	972	41,436
		83,642
INTERNET SOFTWARE & SERVICES—3.6%
eBay, Inc. *	1,409	57,838
LogMeIn, Inc. *	379	13,648
OpenTable, Inc. *	887	39,676
VistaPrint NV *	930	34,680
		145,842
IT CONSULTING & OTHER SERVICES—1.0%
Cognizant Technology Solutions Corp., Cl. A*	521	38,200

LEISURE PRODUCTS—2.0%
Coach, Inc.	659	48,212
Michael Kors Holdings Ltd. *	698	31,878
		80,090
LIFE & HEALTH INSURANCE—1.1%
Lincoln National Corp.	1,927	47,731

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—3.0%
Illumina, Inc. *	1,209	$53,837
Life Technologies Corp. *	1,464	67,871
		121,708
MOVIES & ENTERTAINMENT—2.6%
News Corp., Cl. A	1,903	37,298
Viacom, Inc., Cl. B	676	31,360
Walt Disney Co., /The	841	36,256
		104,914
OIL & GAS DRILLING—0.6%
Nabors Industries Ltd.*	1,522	25,341

OIL & GAS EQUIPMENT & SERVICES—3.0%
Baker Hughes, Inc.	687	30,304
Oil States International, Inc. *	536	42,655
Superior Energy Services, Inc. *	1,755	47,244
		120,203
OIL & GAS EXPLORATION & PRODUCTION—4.1%
Anadarko Petroleum Corp.	872	63,840
Pioneer Natural Resources Co.	489	56,636
Stone Energy Corp. *	1,464	41,065
		161,541
PACKAGED FOODS & MEATS—1.2%
Hormel Foods Corp.	1,644	47,775

RAILROADS—0.6%
CSX Corp.	1,138	25,389

RESTAURANTS—0.4%
Chipotle Mexican Grill, Inc.*	41	16,980

SEMICONDUCTOR EQUIPMENT—0.5%
ASML Holding NV#	376	19,172

SEMICONDUCTORS—2.6%
Altera Corp.	647	23,014
Avago Technologies Ltd.	602	20,757
Broadcom Corp., Cl. A *	572	20,935
ON Semiconductor Corp. *	1,906	15,744
Skyworks Solutions, Inc. *	926	25,131
		105,581
SOFT DRINKS—0.6%
PepsiCo, Inc.	374	24,684

SPECIALIZED FINANCE—0.4%
IntercontinentalExchange, Inc.*	130	17,295

SPECIALTY CHEMICALS—2.2%
Celanese Corp.	578	28,010
Cytec Industries, Inc.	429	27,272
Rockwood Holdings, Inc. *	609	33,701
		88,983

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—1.7%
Dick’s Sporting Goods, Inc.	831	$42,049
Tractor Supply Co.	278	27,358
		69,407
SYSTEMS SOFTWARE—2.1%
Fortinet, Inc. *	1,501	39,206
MICROS Systems, Inc. *	474	26,937
VMware, Inc., Cl. A *	154	17,205
		83,348
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	1,803	22,213

WIRELESS TELECOMMUNICATION SERVICES—0.6%
SBA Communications Corp.*	490	26,333

TOTAL COMMON STOCKS (Cost $3,332,283)		3,712,708

MASTER LIMITED PARTNERSHIP —0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
KKR & Co., LP	2,171	30,655

TOTAL MASTER LIMITED PARTNERSHIP (Cost $31,153)		30,655

Total Investments (Cost $3,363,436)(a)	93.6%	3,743,363
Other Assets in Excess of Liabilities	6.4	254,409

NET ASSETS	100.0%	$3,997,772

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,363,531, amounted to $379,832 which consisted of aggregate gross unrealized appreciation of $459,783 and aggregate gross unrealized depreciation of $79,951.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—78.1%
ADVERTISING—0.2%
Focus Media Holding Ltd.#	2,059	$49,190

AEROSPACE & DEFENSE—2.8%
GeoEye, Inc. *	4,165	95,462
Honeywell International, Inc.	3,405	206,547
Spirit Aerosystems Holdings, Inc., Cl. A *	6,125	153,125
Triumph Group, Inc.	2,055	129,095
		584,229
AIR FREIGHT & LOGISTICS—1.0%
United Parcel Service, Inc., Cl. B	2,500	195,350

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
PVH Corp. +	1,180	104,784
Ralph Lauren Corp.	595	102,501
		207,285
APPAREL RETAIL—1.3%
Fast Retailing Co., Ltd. (L2)	335	74,866
Urban Outfitters, Inc. *	6,825	197,652
		272,518
APPLICATION SOFTWARE—2.5%
Cadence Design Systems, Inc. *+	15,270	178,201
Informatica Corp. *	2,445	112,519
Tangoe, Inc. *	10,750	220,160
		510,880
AUTO PARTS & EQUIPMENT—1.5%
Delphi Automotive PLC*	9,810	301,069

AUTO RENTAL—1.1%
Hertz Global Holdings, Inc.*	13,925	214,585

BIOTECHNOLOGY—0.6%
Merrimack Pharmaceuticals, Inc.*	15,125	119,488

BROADCASTING & CABLE TV—2.6%
CBS Corp., Cl. B +	9,575	319,327
Scripps Networks Interactive, Inc.	4,070	204,395
		523,722
BUILDING PRODUCTS—0.4%
Owens Corning*	2,525	86,734

CASINOS & GAMING—0.7%
Las Vegas Sands Corp.	2,660	147,603

CHEMICALS—0.1%
Metabolix, Inc.*	6,570	17,805

COMMUNICATIONS EQUIPMENT—1.8%
Cisco Systems, Inc.	5,085	102,463
QUALCOMM, Inc.	2,980	190,243
Riverbed Technology, Inc. *	3,815	75,270
		367,976
COMPUTER HARDWARE—3.8%
Apple, Inc.*+	1,305	762,433

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—0.5%
NetApp, Inc.*	2,360	$91,639

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
WABCO Holdings, Inc.*	1,530	96,436

DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Mastercard, Inc.	365	165,079

DISTILLERS & VINTNERS—0.5%
Beam, Inc.	1,900	107,882

DIVERSIFIED BANKS—1.0%
Wells Fargo & Co.+	6,140	205,260

DIVERSIFIED CHEMICALS—0.8%
Eastman Chemical Co.	3,195	172,434

ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Cooper Industries PLC, CL. A	1,820	113,877

FOOTWEAR—0.2%
Salvatore Ferragamo Italia SpA*	1,620	39,608

GENERAL MERCHANDISE STORES—1.1%
Dollar General Corp.*+	4,705	223,299

HEALTH CARE SERVICES—1.0%
Express Scripts, Inc.*	3,745	208,934

HOME IMPROVEMENT RETAIL—1.3%
Lowe’s Companies, Inc.+	8,115	255,379

HOMEBUILDING—1.2%
KB Home	6,305	54,727
Lennar Corp., Cl. A	3,645	101,113
Standard Pacific Corp. *	8,190	41,441
Toll Brothers, Inc. *	1,705	43,307
		240,588
HOTELS RESORTS & CRUISE LINES—0.9%
Interval Leisure Group	6,405	110,679
Wyndham Worldwide Corporation	1,410	70,979
		181,658
HOUSEHOLD PRODUCTS—2.0%
Procter & Gamble Co., /The+	6,180	393,295

INDUSTRIAL CONGLOMERATES—0.9%
Tyco International Ltd.	3,085	173,161

INDUSTRIAL MACHINERY—1.4%
SPX Corp.	2,000	153,560
Stanley Black & Decker, Inc.	1,835	134,249
		287,809
INTEGRATED OIL & GAS—1.2%
ConocoPhillips	1,685	120,697
Royal Dutch Shell PLC #	1,650	118,041
		238,738

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET RETAIL—4.4%
Amazon.com, Inc. *	2,540	$589,026
Expedia, Inc.	4,940	210,592
Groupon, Inc. *	7,505	80,379
		879,997
INTERNET SOFTWARE & SERVICES—5.9%
DealerTrack Holdings, Inc. *	4,275	127,523
eBay, Inc. *+	11,275	462,840
Google, Inc., Cl. A *	315	190,647
LinkedIn Corp. *	820	88,929
OpenTable, Inc. *	3,185	142,465
VistaPrint NV *	4,965	185,145
		1,197,549
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	2,750	131,753

LEISURE PRODUCTS—1.0%
Brunswick Corp.	7,995	210,189

MANAGED HEALTH CARE—1.5%
Aetna, Inc. +	3,475	153,039
Cigna Corp. +	3,295	152,328
		305,367
MORTGAGE REITS—2.3%
American Capital Agency Corp.+	14,745	460,634

MOTORCYCLE MANUFACTURERS—0.5%
Harley-Davidson, Inc.	1,860	97,334

MOVIES & ENTERTAINMENT—1.6%
News Corp., Cl. A	16,935	331,926

OIL & GAS DRILLING—0.7%
Nabors Industries Ltd.*+	8,370	139,361

OIL & GAS EQUIPMENT & SERVICES—2.0%
Halliburton Company	5,540	189,579
National Oilwell Varco, Inc.	1,445	109,473
Superior Energy Services, Inc. *	3,665	98,662
		397,714
OIL & GAS EXPLORATION & PRODUCTION—4.7%
Anadarko Petroleum Corp.	4,705	344,453
Denbury Resources, Inc. *	11,070	210,773
Nothern Oil and Gas, Inc. *	2,335	45,369
Pioneer Natural Resources Co.	3,175	367,728
		968,323
PHARMACEUTICALS—2.5%
Bristol-Myers Squibb Co.	3,005	100,277
Johnson & Johnson	4,705	306,249
Medicis Pharmaceutical Corp., Cl. A	2,635	101,368
		507,894
RAILROADS—1.0%
CSX Corp.	9,235	206,033

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REINSURANCE—1.0%
Validus Holdings Ltd.	6,535	$212,388

RESEARCH & CONSULTING SERVICES—1.0%
Verisk Analytics, Inc., Cl. A*+	4,290	209,996

RESIDENTIAL REITS—1.1%
Home Properties, Inc.	3,510	214,286

RESTAURANTS—1.3%
Chipotle Mexican Grill, Inc. *	375	155,307
Yum! Brands, Inc.	1,455	105,822
		261,129
SEMICONDUCTOR EQUIPMENT—1.1%
ASML Holding NV#	4,300	219,257

SEMICONDUCTORS—0.9%
Avago Technologies Ltd.	3,975	137,058
Inphi Corp. *	4,090	41,514
		178,572
SPECIALIZED FINANCE—1.1%
IntercontinentalExchange, Inc.*+	1,730	230,159

SPECIALTY CHEMICALS—1.4%
ADA-ES, Inc. *	2,075	55,766
Celanese Corp.	2,570	124,541
Rockwood Holdings, Inc. *	1,935	107,083
		287,390
SPECIALTY STORES—0.9%
Dick’s Sporting Goods, Inc.	3,570	180,642

SYSTEMS SOFTWARE—0.7%
MICROS Systems, Inc.*	2,605	148,042

TOBACCO—0.5%
Philip Morris International, Inc.	1,200	107,412

TRADING COMPANIES & DISTRIBUTORS—1.1%
United Rentals, Inc. *	2,245	104,797
WESCO International, Inc. *	1,875	124,481
		229,278
TOTAL COMMON STOCKS (Cost $14,511,659)		15,868,568

CONVERTIBLE PREFERRED STOCK—1.1%
BIOTECHNOLOGY—1.1%
Merrimack Pharmaceuticals, Inc., Series B-10, *,(L2),(a)	2,286	25,865
Merrimack Pharmaceuticals, Inc., Series B-3, *,(L2),(b)	229	2,591
Merrimack Pharmaceuticals, Inc., Series B-4, *,(L2),(c)	6,852	77,526
Merrimack Pharmaceuticals, Inc., Series B-7, *,(L2),(d)	2,285	25,853
Merrimack Pharmaceuticals, Inc., Series C-2, *,(L2),(e)	12,149	89,259
		221,094
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $113,001)		221,094

	SHARES	VALUE
PREFERRED STOCKS—0.7%
OTHER DIVERSIFIED FINANCIAL SERVICES—0.7%
JPMorgan Chase & Co., 8.63%, 09/1/13 (Cost $140,753)	5,075	$135,046

RIGHTS—0.1%
BIOTECHNOLOGY—0.1%
Adolor Corp., CPR*,(L2),(f) (Cost $—)	49,870	25,932

MASTER LIMITED PARTNERSHIP —0.6%
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
KKR & Co., LP	9,255	130,680

TOTAL MASTER LIMITED PARTNERSHIP (Cost $128,065)		130,680

PRINCIPAL AMOUNT
CONVERTIBLE CORPORATE BONDS—1.0%
HOMEBUILDING—1.0%
Lennar Corp., 3.25%, 11/15/21*,(L2)(g) (Cost $154,044)	151,000	211,211

	CONTRACTS
PURCHASED OPTIONS—0.1%
PUT OPTIONS—0.1%
SPDR S&P 500 ETF Trust/ May/ 138* (Cost $25,602)	100	11,600

Total Investments (Cost $15,073,124)(h)	81.7%	16,604,131
Other Assets in Excess of Liabilities	18.3	3,701,730

NET ASSETS	100.0%	$20,305,861

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.
*	Non-income producing security.
+	All or a portion of this security is held as collateral for securities sold short.
(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $13,231 and represents 0.1% of the net assets of the Fund.

(b)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $1,325 and represents 0.0% of the net assets of the Fund.

(c)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $39,659 and represents 0.4% of the net assets of the Fund.

(d)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $13,226 and represents 0.1% of the net assets of the Fund.

(e)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $45,560 and represents 0.4% of the net assets of the Fund.

(f)	Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.1% of the net assets of the Fund.
(g)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.0% of the net assets of the Fund.

(h)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $16,046,262, amounted to $557,869 which consisted of aggregate gross unrealized appreciation of $1,954,694 and aggregate gross unrealized depreciation of $1,396,825.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short‡ (Continued) (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—(29.0)%
AEROSPACE & DEFENSE—(1.0)%
Northrop Grumman Corp.	3,310	$209,458

APPAREL ACCESSORIES & LUXURY GOODS—(0.4)%
Fossil, Inc.	610	79,709

APPLICATION SOFTWARE—(0.5)%
Synopsys, Inc.	3,355	100,684

ASSET MANAGEMENT & CUSTODY BANKS—(0.3)%
Northern Trust Corp.	1,465	69,719

AUTO RENTAL—(0.7)%
Zipcar, Inc.	11,875	143,094

AUTOMOBILE MANUFACTURERS—(0.7)%
Brilliance China Automotive Holdings Ltd.	90,880	98,627
General Motors Co.	1,610	37,030
		135,657
BIOTECHNOLOGY—(1.9)%
Amgen, Inc.	2,560	182,042
Celgene Corp.	1,670	121,776
Myriad Genetics, Inc.	2,765	71,918
		375,736
COMMUNICATIONS EQUIPMENT—(0.2)%
Research In Motion Ltd.	2,890	41,327

COMPUTER & ELECTRONICS RETAIL—(0.2)%
Best Buy Co., Inc.	1,875	41,381

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—(0.1)%
PACCAR, Inc.	480	20,621

CONSUMER ELECTRONICS—(0.8)%
Sony Corp.#	9,335	151,320

DEPARTMENT STORES—(0.9)%
JC Penney Co., Inc.	5,130	184,988

DIVERSIFIED CHEMICALS—(0.2)%
Huntsman Corp.	3,440	48,710

DIVERSIFIED SUPPORT SERVICES—(1.4)%
KAR Auction Services, Inc.	15,770	290,168

ELECTRONIC COMPONENTS—(1.2)%
Amphenol Corp., Cl. A	865	50,291
DTS, Inc.	6,155	192,036
		242,327
EXCHANGE TRADED FUNDS—(4.8)%
iShares Russell 2000 Index Fund	3,743	304,792
SPDR S&P 500 ETF Trust	4,775	667,403
		972,195
FOOD RETAIL—(1.1)%
Whole Foods Market, Inc.	2,765	229,689

HEALTH CARE EQUIPMENT—(2.5)%
Becton Dickinson and Co.	910	71,390
Intuitive Surgical, Inc.	745	430,759
		502,149
HEALTH CARE SERVICES—(0.4)%
Quest Diagnostics, Inc.	1,445	83,362

HEALTH CARE SUPPLIES—(1.1)%
Cie Generale d’Optique Essilor International SA	810	71,347

	SHARES	VALUE
COMMON STOCKS (CONT.)—(29.0)%
DENTSPLY International, Inc.	3,655	$150,074
		221,421
INTEGRATED OIL & GAS—(1.1)%
Hess Corp.	1,805	94,113
Occidental Petroleum Corp.	1,340	122,235
		216,348
INVESTMENT BANKING & BROKERAGE—(0.7)%
Greenhill & Co., Inc.	1,280	49,728
Jefferies Group, Inc.	2,855	45,480
Piper Jaffray Cos	1,720	41,710
		136,918
IT CONSULTING & OTHER SERVICES—(0.7)%
Infosys Technologies Ltd.#	3,045	144,181

OFFICE ELECTRONICS—(0.7)%
Xerox Corp.	19,050	148,209

OIL & GAS EXPLORATION & PRODUCTION—(0.5)%
SPDR S&P Oil & Gas Exploration & Production ETF	1,881	106,070

PERSONAL PRODUCTS—(0.3)%
Herbalife Ltd.	860	60,475

PHARMACEUTICALS—(0.6)%
Perrigo Co.	1,135	119,062

RESTAURANTS—(0.3)%
Panera Bread Co., Cl. A	355	56,062

SEMICONDUCTOR EQUIPMENT—(0.6)%
Applied Materials, Inc.	9,440	113,186

SEMICONDUCTORS—(1.5)%
ARM Holdings PLC#	5,740	145,394
Advanced Micro Devices, Inc.	8,600	63,296
Intersil Corp.	9,950	102,187
		310,877
SYSTEMS SOFTWARE—(1.2)%
Ariba, Inc.	6,165	235,503

THRIFTS & MORTGAGE FINANCE—(0.3)%
Radian Group, Inc.	19,855	61,948

TRUCKING—(0.2)%
Werner Enterprises, Inc.	1,800	42,516

TOTAL (proceeds $5,570,587)		$5,895,070

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

#	American Depository Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments‡ (Unaudited) April 30, 2012

	SHARES	VALUE
COMMON STOCKS—(CONT.)—95.5%
BRAZIL—13.5%
AGRICULTURAL PRODUCTS—0.7%
SLC Agricola SA	7,000	$69,187

APPAREL RETAIL—1.1%
Cia Hering	4,400	109,183

ASSET MANAGEMENT & CUSTODY BANKS—0.7%
CETIP SA - Mercados Organizados	4,500	69,336

BREWERS—1.3%
Cia de Bebidas das Americas	3,100	130,577

CONSTRUCTION & ENGINEERING—0.9%
Mills Estruturas e Servicos de Engenharia SA	6,600	85,835

DIVERSIFIED BANKS—0.9%
Itau Unibanco Holding SA#	5,788	90,814

DIVERSIFIED METALS & MINING—1.8%
Vale SA#	8,050	178,710

HOMEBUILDING—0.4%
Even Construtora e Incorporadora SA	10,500	39,275

INTEGRATED OIL & GAS—1.6%
Petroleo Brasileiro SA	13,400	157,399

MANAGED HEALTH CARE—0.9%
Odontoprev SA	17,400	92,835

PAPER PACKAGING—0.5%
Klabin SA	10,800	51,786

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.7%
BR Malls Participacoes SA	12,975	161,188
BR Properties SA	8,900	110,424
		271,612
TOTAL BRAZIL (Cost $1,489,584)		1,346,549

CAYMAN ISLANDS—4.3%
CASINOS & GAMING—1.1%
Melco Crown Entertainment Ltd.#*	7,100	110,192

CONSUMER FINANCE—0.6%
Chailease Holding Co Ltd.*	38,000	55,785

INTERNET SOFTWARE & SERVICES—1.3%
Tencent Holdings Ltd.*	4,000	125,795

OIL & GAS EXPLORATION & PRODUCTION—0.8%
MIE Holdings Corp.*	240,000	78,571

SEMICONDUCTORS—0.5%
Spreadtrum Communications, Inc.#	3,200	44,160

TOTAL CAYMAN ISLANDS (Cost $389,683)		414,503

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHILE—1.7%
BREWERS—0.5%
Cia Cervecerias Unidas S.A.#	700	$50,134

DEPARTMENT STORES—1.2%
SACI Falabella	12,314	120,830

TOTAL CHILE (Cost $133,292)		170,964

CHINA—11.1%
APPAREL RETAIL—1.6%
Belle International Holdings Ltd.	82,000	161,069

CASINOS & GAMING—1.0%
Wynn Macau Ltd.	32,000	102,698

DIVERSIFIED BANKS—2.5%
China Minsheng Banking Corp., Ltd.	104,500	108,694
Industrial & Commercial Bank of China	208,000	138,601
		247,295
DIVERSIFIED METALS & MINING—1.5%
Tiangong International Co., Ltd.	615,377	152,285

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Zhuzhou CSR Times Electric Co., Ltd.	33,000	93,360

INTEGRATED TELECOMMUNICATION SERVICES—0.6%
China Telecom Corp., Ltd.*	122,000	65,728

LIFE & HEALTH INSURANCE—0.7%
Ping An Insurance Group Co., of China Ltd.	8,000	66,919

MARINE—1.5%
China Shipping Development Co., Ltd.*	234,000	152,307

OIL & GAS EXPLORATION & PRODUCTION—0.8%
CNOOC Ltd.	36,000	76,745

TOTAL CHINA (Cost $1,141,290)		1,118,406

COLUMBIA—1.2%
INTEGRATED OIL & GAS—1.2%
Pacific Rubiales Energy Corp. (Cost $121,008)	4,178	120,145

HONG KONG—4.4%
APPAREL RETAIL—0.4%
Sitoy Group Holdings Ltd.*	93,000	41,354

CONSUMER ELECTRONICS—0.5%
Haier Electronics Group Co., Ltd.*	44,000	46,049

INDUSTRIAL CONGLOMERATES—0.9%
Beijing Enterprises Holdings Ltd.	16,500	92,191

INTEGRATED TELECOMMUNICATION SERVICES—1.2%
China Unicom Hong Kong Ltd.	66,000	117,562

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HONG KONG—(CONT.)
PACKAGED FOODS & MEATS—1.4%
China Mengniu Dairy Co., Ltd.	43,000	$133,290

TOTAL HONG KONG (Cost $460,133)		430,446

INDIA—5.1%
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Titan Industries Ltd.	21,525	95,272

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Tata Motors Ltd.#	2,200	65,450

DIVERSIFIED BANKS—1.3%
HDFC Bank Ltd.	12,914	133,039

MOTORCYCLE MANUFACTURERS—1.2%
Hero Motocorp Ltd.	2,718	115,450

WIRELESS TELECOMMUNICATION SERVICES—1.0%
Bharti Airtel Ltd.	16,414	96,773

TOTAL INDIA (Cost $526,895)		505,984

INDONESIA—2.6%
ALTERNATIVE CARRIERS—1.3%
Tower Bersama Infrastructure Tbk PT	375,000	124,449

REAL ESTATE DEVELOPMENT—1.3%
Bumi Serpong Damai PT	815,500	126,888

TOTAL INDONESIA (Cost $227,644)		251,337

IRELAND—1.1%
INTEGRATED OIL & GAS—1.1%
Dragon Oil PLC. (Cost $95,640)	11,312	107,668

JERSEY CHANNEL ISLANDS—1.0%
PRECIOUS METALS & MINERALS—1.0%
Polymetal International PLC.* (Cost $105,444)	6,425	95,405

MALAYSIA—2.6%
CONSTRUCTION & ENGINEERING—1.1%
IJM Corp., BHD	61,700	111,756

OIL & GAS EQUIPMENT & SERVICES—0.7%
Dialog Group BHD	96,700	72,233

REAL ESTATE DEVELOPMENT—0.8%
UEM Land Holdings Bhd.*	124,000	82,380

TOTAL MALAYSIA (Cost $303,723)		266,369

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MEXICO—4.5%
COMMODITY CHEMICALS—1.1%
Mexichem SAB de CV	27,317	$101,795

DEPARTMENT STORES—1.4%
El Puerto de Liverpool SAB de CV	17,500	139,545

DIVERSIFIED BANKS—1.0%
Banregio Grupo Financiero SAB de CV	34,500	97,950

RESTAURANTS—1.0%
Alsea SAB de CV*	73,333	100,752

TOTAL MEXICO (Cost $419,143)		440,042

PERU—0.7%
DIVERSIFIED BANKS—0.7%
Credicorp Ltd. (Cost $54,762)	500	65,455

PHILIPPINES—0.8%
DIVERSIFIED BANKS—0.8%
BDO Unibank, Inc. (Cost $82,784)	51,960	81,578

RUSSIA—5.3%
DIVERSIFIED BANKS—1.1%
Sberbank of Russia#	8,740	112,688

INTEGRATED OIL & GAS—1.0%
Lukoil OAO#	1,652	101,350

INTERNET SOFTWARE & SERVICES—1.0%
Mail.ru Group Ltd.*,(a)	2,389	103,324

OIL & GAS EXPLORATION & PRODUCTION—1.4%
NovaTek OAO(a)	1,112	141,335

RAILROADS—0.8%
Globaltrans Investment PLC.(a)	4,079	79,867

TOTAL RUSSIA (Cost $544,783)		538,564

SOUTH AFRICA—7.2%
APPAREL RETAIL—1.3%
Foschini Group Ltd., /The	7,424	122,979

DIVERSIFIED METALS & MINING—0.6%
African Rainbow Minerals Ltd.	2,518	58,624

FOOD RETAIL—1.2%
Shoprite Holdings Ltd.	7,074	122,295

GOLD—0.7%
AngloGold Ashanti Ltd.	2,068	70,381

HEALTH CARE FACILITIES—1.0%
Life Healthcare Group Holdings Ltd.	29,206	100,983

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH AFRICA—(CONT.)
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
FirstRand Ltd.	34,620	$112,532

PHARMACEUTICALS—1.3%
Aspen Pharmacare Holdings Ltd.*	8,116	131,227

TOTAL SOUTH AFRICA (Cost $637,170)		719,021

SOUTH KOREA—14.6%
COMMODITY CHEMICALS—1.0%
LG Chem Ltd.	401	100,946

CONSTRUCTION & ENGINEERING—2.1%
Hyundai Engineering & Construction Co Ltd.	1,274	80,488
Samsung Engineering Co., Ltd.	650	123,656
		204,144
DEPARTMENT STORES—0.6%
Hyundai Department Store Co., Ltd.	386	54,477

DIVERSIFIED BANKS—0.8%
KB Financial Group, Inc.#	2,426	82,314

HOME ENTERTAINMENT SOFTWARE—1.9%
NCSoft Corp.	711	184,332

HOTELS RESORTS & CRUISE LINES—0.5%
Hotel Shilla Co Ltd.	1,130	52,893

HOUSEHOLD PRODUCTS—0.5%
Cosmax, Inc.	3,210	52,688

HYPERMARKETS & SUPER CENTERS—0.7%
E-Mart Co Ltd.	280	66,522

PHARMACEUTICALS—0.6%
Celltrion, Inc.	1,842	51,911

REINSURANCE—1.4%
Korean Reinsurance Co.	11,156	135,236

SEMICONDUCTORS—4.5%
Samsung Electronics Co., Ltd.	310	381,277
SK Hynix, Inc. *	2,750	68,254
		449,531
TOTAL SOUTH KOREA (Cost $1,416,825)		1,434,994

TAIWAN—9.9%
COMPUTER HARDWARE—1.4%
Quanta Computer, Inc.	54,000	142,247

CONSTRUCTION MATERIALS—1.3%
Taiwan Cement Corp.	107,000	127,901

DIVERSIFIED BANKS—0.8%
E.Sun Financial Holding Co., Ltd.	141,000	74,961

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TAIWAN—(CONT.)
ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
TXC Corp.	74,000	$110,537

ELECTRONIC MANUFACTURING SERVICES—1.2%
Hon Hai Precision Industry Co., Ltd.	38,300	121,383

LEISURE PRODUCTS—1.1%
Giant Manufacturing Co., Ltd.	22,000	110,924

PACKAGED FOODS & MEATS—0.6%
Uni-President Enterprises Corp.	40,000	62,356

SEMICONDUCTORS—2.4%
Epistar Corp.	39,815	96,960
United Microelectronics Corp.	269,000	141,166
		238,126
TOTAL TAIWAN (Cost $964,123)		988,435

THAILAND—2.2%
CONSTRUCTION MATERIALS—0.9%
Siam Cement PCL	7,900	89,933

DIVERSIFIED BANKS—1.3%
Siam Commercial Bank PCL	25,100	126,541

TOTAL THAILAND (Cost $176,095)		216,474

TURKEY—1.0%
GOLD—1.0%
Koza Altin Isletmeleri AS (Cost $75,996)	4,626	100,050

UNITED STATES—0.7%
INTERNET SOFTWARE & SERVICES—0.7%
eBay, Inc.* (Cost $72,579)	1,800	73,890

TOTAL COMMON STOCKS (Cost $9,438,596)		9,486,279

RIGHTS—0.0%
BRAZIL—0.0%
BREWERS—0.0%
Cia de Bebidas das Americas* (Cost $—)	7	60

Total Investments (Cost $9,438,596)(b)	95.5%	9,486,339
Other Assets in Excess of Liabilities	4.5	441,981

NET ASSETS	100.0%	$9,928,320

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depository Receipts.
(a)	GDR - Global Depository Receipt
(b)

At April 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $9,445,974, amounted to $40,365 which consisted of aggregate gross unrealized appreciation of $819,970 and aggregate gross unrealized depreciation of $779,605.

See Notes to Financial Statements.

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THE ALGER FUNDS II

Statements of Assets and Liabilities (Unaudited) April 30, 2012

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$1,844,786,919	$51,773,381
Cash and cash equivalents (a)	31,318,499	2,127,642
Foreign cash***	—	—
Receivable for investment securities sold	32,168,795	293,110
Receivable for shares of beneficial interest sold	20,258,223	214,004
Dividends and interest receivable	1,332,967	25,129
Receivable from Investment Manager	5,591	7,460
Prepaid expenses	122,780	33,425
Total Assets	1,929,993,774	54,474,151
LIABILITIES:
Securities sold short, at value**	66,471,227	—
Payable for investment securities purchased	33,997,011	380,721
Payable for shares of beneficial interest redeemed	3,803,369	114,329
Accrued investment advisory fees	1,323,885	32,309
Accrued transfer agent fees	410,489	43,095
Accrued distribution fees	482,069	13,152
Accrued administrative fees	41,387	1,251
Accrued shareholder servicing fees	22,192	629
Dividends payable	8,240	—
Accrued other expenses	155,717	38,534
Total Liabilities	106,715,586	624,020
NET ASSETS	$1,823,278,188	$53,850,131
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,618,024,756	49,488,129
Undistributed net investment income (accumulated loss)	(606,912)	(2,627)
Undistributed net realized gain (accumulated realized loss)	14,416,736	(6,288,688)
Net unrealized appreciation on investments	191,443,608	10,653,317
NET ASSETS	$1,823,278,188	$53,850,131

*Identified cost	$1,652,935,530	$41,120,063
**Proceeds received on short sales	$66,061,973	$—
***Cost of foreign cash	$—	$—

(a) Alger Spectra Fund and Alger Dynamic Opportunities Fund include restricted cash of $28,258,855 and $8,005,374, respectively, held as collateral for short sales.

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$3,743,363	$16,604,131	$9,486,339
Cash and cash equivalents (a)	233,145	9,737,653	254,798
Foreign cash***	—	—	151,695
Receivable for investment securities sold	55,355	369,744	—
Receivable for shares of beneficial interest sold	11,949	4,500	114,910
Dividends and interest receivable	1,187	24,726	16,111
Receivable from Investment Manager	15,818	11,824	28,229
Prepaid expenses	28,477	22,528	24,601
Total Assets	4,089,294	26,775,106	10,076,683
LIABILITIES:
Securities sold short, at value**	—	5,895,070	—
Payable for investment securities purchased	55,954	499,087	94,236
Payable for shares of beneficial interest redeemed	—	6,037	—
Accrued investment advisory fees	2,810	20,539	9,156
Accrued transfer agent fees	5,281	8,709	6,339
Accrued distribution fees	956	2,170	2,178
Accrued administrative fees	91	471	229
Accrued shareholder servicing fees	48	216	89
Dividends payable	—	6,643	—
Accrued other expenses	26,382	30,303	36,136
Total Liabilities	91,522	6,469,245	148,363
NET ASSETS	$3,997,772	$20,305,861	$9,928,320
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	3,554,465	19,572,345	11,507,979
Undistributed net investment income (accumulated loss)	(4,492)	(153,380)	(30,648)
Undistributed net realized gain (accumulated realized loss)	67,869	(319,632)	(1,595,249)
Net unrealized appreciation on investments	379,930	1,206,528	46,238
NET ASSETS	$3,997,772	$20,305,861	$9,928,320

*Identified cost	$3,363,436	$15,073,124	$9,438,596
**Proceeds received on short sales	$—	$5,570,587	$—
***Cost of foreign cash	$—	$—	$153,121

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS
Class A	$1,020,937,508	$28,911,511
Class C	$195,697,525	$2,827,097
Class I	$423,153,704	$22,111,523
Class Z	$183,489,451	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	74,191,617	4,254,832
Class C	14,583,327	427,593
Class I	30,561,604	3,257,832
Class Z	13,286,094	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$13.76	$6.79
Class A — Offering Price Per Share (includes 5.25% sales charge)	$14.52	$7.17
Class C — Net Asset Value Per Share	$13.42	$6.61
Class I — Net Asset Value Per Share	$13.85	$6.79
Class Z — Net Asset Value Per Share	$13.81	—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
NET ASSETS BY CLASS
Class A	$2,586,602	$7,510,137	$1,025,840
Class C	$204,897	$715,861	$157,960
Class I	$1,206,273	$—	$8,744,520
Class Z	$—	$12,079,863	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	233,594	674,905	119,628
Class C	19,005	65,024	18,687
Class I	109,028	—	1,024,839
Class Z	—	1,082,106	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$11.07	$11.13	$8.58
Class A — Offering Price Per Share (includes 5.25% sales charge)	$11.69	$11.74	$9.05
Class C — Net Asset Value Per Share	$10.78	$11.01	$8.45
Class I — Net Asset Value Per Share	$11.06	—	$8.53
Class Z — Net Asset Value Per Share	—	$11.16	—

THE ALGER FUNDS II

Statements of Operations (Unaudited)

For the six months ended April 30, 2012

	Alger Spectra Fund	Alger Green Fund
INCOME
Dividends (net of foreign withholding taxes*)	$10,242,220	$332,199
Interest	127,012	2,010
Other	—	27
Total Income	10,369,232	334,236
EXPENSES
Advisory fees—Note 3(a)	6,540,851	179,324
Distribution fees—Note3(f):
Class A	1,185,858	34,157
Class C	784,512	13,169
Class I	410,753	25,693
Administrative fees—Note 3(a)	199,859	6,946
Dividends on securities sold short	91,163	—
Custodian fees	67,215	7,420
Borrowing fees on short sales	348,363	—
Transfer agent fees and expenses—Note 3(b)	884,486	57,801
Printing fees	109,425	9,900
Professional fees	64,346	19,865
Registration fees	144,189	25,100
Trustee fees—Note 3(e)	9,024	8,676
Accrued Taxes	298	699
Fund accounting fees	108,812	12,431
Miscellaneous	66,093	5,559
Total Expenses	11,015,247	406,740
Less, expense reimbursements Note 3(a)	(39,105)	(69,877)
Net Expenses	10,976,142	336,863
NET INVESTMENT LOSS	(606,910)	(2,627)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	47,190,169	1,372,111
Net realized loss on foreign currency transactions	(513)	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	139,314,011	4,842,133
Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	186,503,667	6,214,244
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$185,896,757	$6,211,617

*Foreign withholding taxes	$108,365	$1,289

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund	Alger Emerging Markets Fund
INCOME
Dividends (net of foreign withholding taxes*)	$16,814	$102,755	$54,824
Interest	26	6,018	42
Other	—	—	23
Total Income	16,840	108,773	54,889
EXPENSES
Advisory fees—Note 3(a)	14,614	133,414	51,868
Distribution fees—Note3(f):
Class A	2,991	12,579	1,044
Class C	929	3,155	706
Class I	1,075	—	10,568
Administrative fees—Note 3(a)	473	3,057	1,296
Dividends on securities sold short	—	31,870	—
Custodian fees	7,010	10,225	38,554
Borrowing fees on short sales	—	25,354	—
Transfer agent fees and expenses—Note 3(b)	11,383	18,045	13,549
Printing fees	4,056	3,202	993
Professional fees	12,895	15,888	14,283
Registration fees	23,728	30,750	36,316
Trustee fees—Note 3(e)	8,640	8,645	9,464
Accrued Taxes	298	298	18,584
Fund accounting fees	9,371	17,291	8,155
Miscellaneous	3,059	4,270	3,597
Total Expenses	100,522	318,043	208,977
Less, expense reimbursements Note 3(a)	(78,531)	(50,518)	(128,269)
Net Expenses	21,991	267,525	80,708
NET INVESTMENT LOSS	(5,151)	(158,752)	(25,819)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and purchased options	350,382	659,042	(439,030)
Net realized loss on foreign currency transactions	—	(54)	(4,978)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	54,372	857,157	765,279
Net change in unrealized appreciation (depreciation) on written options	—	1,970	—
Net realized and unrealized gain on investments, options and foreign currency	404,754	1,518,115	321,271
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$399,603	$1,359,363	$295,452

*Foreign withholding taxes	$263	$1,050	$6,545

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment loss	$(606,910)	$(4,250,503)
Net realized gain (loss) on investments, options and foreign currency	47,189,656	32,714,990
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	139,314,011	21,678,941
Net increase (decrease) in net assets resulting from operations	185,896,757	50,143,428
Dividends and distributions to shareholders from:
Net investment income
Net realized gains
Class A	(14,843,409)	—
Class C	(2,459,598)	—
Class I	(4,643,048)	—
Class Z	(97,547)	—
Total dividends and distributions to shareholders	(22,043,602)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	79,243,991	308,948,471
Class C	44,171,710	85,317,861
Class I	118,506,605	140,733,528
Class Z	176,451,900	3,214,528
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	418,374,206	538,214,388
Redemption Fees
Class A	54,793	68,483
Class C	1,375	2,627
Total Redemption Fees - Note 6(b)	56,168	71,110
Total increase (decrease)	582,283,529	588,428,926
Net Assets:
Beginning of period	1,240,994,659	652,565,733
END OF PERIOD	$1,823,278,188	$1,240,994,659
Undistributed net investment income (accumulated loss)	$(606,912)	$—

See Notes to Financial Statements.

	Alger Green Fund		Alger Analyst Fund		Alger Dynamic Opportunities Fund
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Net investment loss	$(2,627)	$(103,946)	$(5,151)	$(17,450)	$(158,752)	$(343,877)
Net realized gain (loss) on investments, options and foreign currency	1,372,111	(283,396)	350,382	137,703	658,988	(176,535)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	4,842,133	(47,983)	54,372	(43,782)	859,127	(96,275)
Net increase (decrease) in net assets resulting from operations	6,211,617	(435,325)	399,603	76,471	1,359,363	(616,687)
Dividends and distributions to shareholders from:
Net investment income
Net realized gains
Class A	—	—	—	—	(164,541)	—
Class C	—	—	—	—	(9,027)	—
Class I	—	—	—	—	—	—
Class Z	—	—	—	—	(163,669)	—
Total dividends and distributions to shareholders	—	—	—	—	(337,237)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,466,730)	(10,421,954)	(3,828)	(9,875)	(4,453,251)	(2,302,680)
Class C	(2,568)	120,297	16,948	(5,098)	148,217	572,150
Class I	(31,133)	6,433,497	337,532	601,246	—	—
Class Z	—	—	—	—	163,669	11,238,273
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(1,500,431)	(3,868,160)	350,652	586,273	(4,141,365)	9,507,743
Redemption Fees
Class A	12	820	—	—	3,816	2,752
Class C	—	—	42	—	—	—
Total Redemption Fees - Note 6(b)	12	820	42	—	3,816	2,752
Total increase (decrease)	4,711,198	(4,302,665)	750,297	662,744	(3,115,423)	8,893,808
Net Assets:
Beginning of period	49,138,933	53,441,598	3,247,475	2,584,731	23,421,284	14,527,476
END OF PERIOD	$53,850,131	$49,138,933	$3,997,772	$3,247,475	$20,305,861	$23,421,284
Undistributed net investment income (accumulated loss)	$(2,627)	$—	$(4,492)	$660	$(153,381)	$5,371

	Alger Emerging Markets Fund*
	For the Six Months Ended April 30, 2012 (Unaudited)	For the Period Ended October 31, 2011
Net investment income (loss)	$(25,819)	$6,175
Net realized loss on investments, options and foreign currency	(444,008)	(1,195,226)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	765,279	(719,040)
Net increase (decrease) in net assets resulting from operations	295,452	(1,908,091)
Increase (decrease) from shares of beneficial interest transactions:
Class A	228,042	889,617
Class C	13,990	166,557
Class I	(4,660)	10,247,388
Net increase from shares of beneficial interest transactions—Note 6(a)	237,372	11,303,562
Redemption Fees
Class A	25	—
Total Redemption Fees - Note 6(b)	25	—
Total increase	532,849	—
Net Assets:
Beginning of period	9,395,471	—
END OF PERIOD	$9,928,320	$9,395,471
Undistributed net investment income (accumulated loss)	$(30,648)	$(4,829)

* Commenced operations December 29, 2010.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Six months ended 4/30/2012(i)		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$12.35		$11.33		$9.28		$7.07		$12.00	$8.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	0.00		(0.05)		(0.06)		(0.02)		(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.62		1.07		2.11		2.23		(4.86)	3.59
Total from investment operations	1.62		1.02		2.05		2.21		(4.93)	3.51
Distributions from net realized gains	(0.21)		—		—		—		—	—
Net asset value, end of period	$13.76		$12.35		$11.33		$9.28		$7.07	$12.00
Total return(iii)	13.4%		9.0%		22.0%		31.4%		(41.1)%	41.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,020,938		$836,857		$488,872		$280,139		$170,147	$329,830
Ratio of gross expenses to average net assets	1.45	%(iv)	1.58	%(v)	1.74	%(vi)	1.90	%(vii)	2.01%	2.07%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		0.00%		(0.48)%	(0.48)%
Ratio of net expenses to average net assets	1.45%		1.58%		1.74%		1.90%		1.53%	1.59%
Ratio of net investment income (loss) to average net assets	(0.02)%		(0.38)%		(0.57)%		(0.29)%		(0.65)%	(0.79)%
Portfolio turnover rate	63.96%		163.11%		252.68%		362.48%		313.46%	282.13%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.06% related to dividend expense on short positions and interest expense for the period ended 04/30/2012.

(v) Includes 0.18% related to dividend expense on short positions and interest expense for the period of 10/31/11.

(vi) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.

(vii) Includes 0.29% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$12.09		$11.18		$9.23		$7.07		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)		(0.13)		(0.14)		(0.12)		(0.01)
Net realized and unrealized gain (loss) on investments	1.59		1.04		2.09		2.28		(1.70)
Total from investment operations	1.54		0.91		1.95		2.16		(1.71)
Distributions from net realized gains	(0.21)		—		—		—		—
Net asset value, end of period	$13.42		$12.09		$11.18		$9.23		$7.07
Total return(iv)	13.0%		8.2%		21.0%		30.6%		(19.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$195,698		$134,399		$47,351		$4,685		$90
Ratio of gross expenses to average net assets	2.19	%(v)	2.32	%(vi)	2.52	%(vii)	2.48	%(viii)	2.27%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		0.00%		0.00%		(0.02)%
Ratio of net expenses to average net assets	2.19%		2.32%		2.52%		2.48%		2.25%
Ratio of net investment income (loss) to average net assets	(0.76)%		(1.11)%		(1.38)%		(1.35)%		(0.92)%
Portfolio turnover rate	63.96%		163.11%		252.68%		362.48%		313.46%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.06% related to dividend expense on short positions and interest expense for the period ended 04/30/2012.

(vi) Includes 0.17% related to dividend expense on short positions and interest expense for the period 10/31/11.

(vii) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(viii) Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2012(i)		Year ended 10/31/2011		Year ended 10/31/2010		Year ended 10/31/2009		From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$12.42		$11.39		$9.32		$7.08		$8.78
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	0.00		(0.04)		(0.05)		(0.07)		—
Net realized and unrealized gain (loss) on investments	1.64		1.07		2.12		2.31		(1.70)
Total from investment operations	1.64		1.03		2.07		2.24		(1.70)
Distributions from net realized gains	(0.21)		—		—		—		—
Net asset value, end of period	$13.85		$12.42		$11.39		$9.32		$7.08
Total return(iv)	13.5%		9.1%		22.1%		31.8%		(19.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$423,154		$266,366		$116,343		$63,719		$81
Ratio of gross expenses to average net assets	1.39	%(v)	1.50	%(vi)	1.64	%(vii)	1.50	%(viii)	1.53%
Ratio of expense reimbursements to average net assets	0.00%		0.00%		(0.01)%		(0.05)%		(0.28)%
Ratio of net expenses to average net assets	1.39%		1.50%		1.63%		1.45%		1.25%
Ratio of net investment income (loss) to average net assets	0.03%		(0.29)%		(0.46)%		(0.77)%		0.09%
Portfolio turnover rate	63.96%		163.11%		252.68%		362.48%		313.46%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.06% related to dividend expense on short positions and interest expense for the period ended 04/30/2012.

(vi) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11.

(vii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10.

(viii) Includes 0.20% related to dividend expense of short positions and interest expense for the period ended 10/31/2009.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2012(i)		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$12.38		$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.01		0.00
Net realized and unrealized gain (loss) on investments	1.63		0.18
Total from investment operations	1.64		0.18
Distributions from net realized gains	(0.21)		—
Net asset value, end of period	$13.81		$12.38
Total return(iv)	13.5%		1.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$183,489		$3,373
Ratio of gross expenses to average net assets	1.34	%(v)	2.65	%(vi)
Ratio of expense reimbursements to average net assets	(0.12)%		(1.41)%
Ratio of net expenses to average net assets	1.22%		1.24%
Ratio of net investment income (loss) to average net assets	0.11%		0.01%
Portfolio turnover rate	63.96%		163.11%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

(v) Includes 0.11% related to dividend expense on short positions and interest expense for the period ended 04/30/2012.

(vi) Includes 0.14% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

Alger Green Fund

	Class A(i)
	Six months ended 4/30/2012(ii)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	Year ended 10/31/2007
Net asset value, beginning of period	$6.01	$6.03	$5.24	$4.52	$7.90	$6.61
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	0.00	(0.01)	(0.01)	0.00	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	0.78	(0.01)	0.80	0.72	(3.19)	2.09
Total from investment operations	0.78	(0.02)	0.79	0.72	(3.20)	2.06
Distributions from net realized gains	—	—	—	—	(0.18)	(0.77)
Net asset value, end of period	$6.79	$6.01	$6.03	$5.24	$4.52	$7.90
Total return(iv)	13.1%	(0.3)%	15.1%	15.9%	(41.4)%	34.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,912	$27,018	$37,545	$27,335	$22,307	$13,744
Ratio of gross expenses to average net assets	1.49%	1.46%	1.44%	1.87%	1.49%	2.15%
Ratio of expense reimbursements to average net assets	(0.20)%	(0.21)%	(0.19)%	(0.62)%	(0.24)%	(0.90)%
Ratio of net expenses to average net assets	1.29%	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.04%	(0.14)%	(0.21)%	(0.10)%	(0.21)%	(0.42)%
Portfolio turnover rate	11.60%	28.25%	29.44%	79.75%	106.34%	131.66%

(i) Commenced operations January 12, 2007 after the reorganization of the Class I and R shares of the Alger Green Institutional Fund into the Class N shares of the Alger Green Fund. Class N shares were redesiginated as Class A shares on September 24, 2008. The Financial Highlights prior to January 11, 2007 is that of its predecessor fund, Alger Green Institutional Fund.

(ii) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
					From
					9/24/2008
					(commencement
	Six months				of
	ended	Year ended	Year ended	Year ended	operations) to
	4/30/2012(i)	10/31/2011	10/31/2010	10/31/2009	10/31/2008(ii)
Net asset value, beginning of period	$5.88	$5.94	$5.20	$4.51	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.05)	(0.05)	(0.05)	—
Net realized and unrealized gain (loss) on investments	0.76	(0.01)	0.79	0.74	(1.14)
Total from investment operations	0.73	(0.06)	0.74	0.69	(1.14)
Net asset value, end of period	$6.61	$5.88	$5.94	$5.20	$4.51
Total return(iv)	12.4%	(1.0)%	14.2%	15.3%	(20.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,827	$2,517	$2,436	$1,041	$90
Ratio of gross expenses to average net assets	2.39%	2.25%	2.26%	2.49%	2.17%
Ratio of expense reimbursements to average net assets	(0.19)%	(0.25)%	(0.26)%	(0.49)%	(0.17)%
Ratio of net expenses to average net assets	2.20%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.90)%	(0.97)%	(1.05)%	(1.01)%
Portfolio turnover rate	11.60%	28.25%	29.44%	79.75%	106.34%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
					From
					9/24/2008
					(commencement
	Six months				of
	ended	Year ended	Year ended	Year ended	operations) to
	4/30/2012(i)	10/31/2011	10/31/2010	10/31/2009	10/31/2008(ii)
Net asset value, beginning of period	$6.01	$6.02	$5.24	$4.52	$5.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	0.00	(0.01)	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	0.78	0.00	0.79	0.73	(1.13)
Total from investment operations	0.78	(0.01)	0.78	0.72	(1.13)
Net asset value, end of period	$6.79	$6.01	$6.02	$5.24	$4.52
Total return(iv)	13.0%	(0.2)%	14.9%	15.9%	(20.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$22,112	$19,604	$13,461	$6,612	$80
Ratio of gross expenses to average net assets	1.68%	1.63%	1.47%	1.63%	1.42%
Ratio of expense reimbursements to average net assets	(0.39)%	(0.38)%	(0.22)%	(0.38)%	(0.17)%
Ratio of net expenses to average net assets	1.29%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.03%	(0.16)%	(0.22)%	(0.28)%	(0.26)%
Portfolio turnover rate	11.60%	28.25%	29.44%	79.75%	106.34%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Analyst Fund

	Class A
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008	From 3/30/2007 (commencement of operations) to 10/31/2007(ii)
Net asset value, beginning of period	$9.85	$9.54	$8.02	$6.57	$12.07	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	(0.05)	(0.05)	(0.04)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	1.23	0.36	1.57	1.49	(4.93)	2.11
Total from investment operations	1.22	0.31	1.52	1.45	(4.99)	2.07
Distributions from net realized gains	—	—	—	—	(0.51)	—
Net asset value, end of period	$11.07	$9.85	$9.54	$8.02	$6.57	$12.07
Total return(iv)	12.4%	3.2%	19.0%	22.1%	(43.0)%	20.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,587	$2,306	$2,236	$1,722	$1,360	$2,675
Ratio of gross expenses to average net assets	5.35%	5.31%	5.68%	7.62%	3.04%	2.50%
Ratio of expense reimbursements to average net assets	(4.11)%	(4.11)%	(4.48)%	(6.42)%	(1.84)%	(1.30)%
Ratio of net expenses to average net assets	1.24%	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.50)%	(0.60)%	(0.53)%	(0.60)%	(0.66)%
Portfolio turnover rate	65.62%	141.68%	73.54%	144.99%	124.91%	67.44%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$9.62	$9.39	$7.95	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.12)	(0.12)	(0.09)	(0.01)
Net realized and unrealized gain (loss) on investments	1.21	0.35	1.56	1.48	(1.98)
Total from investment operations	1.16	0.23	1.44	1.39	(1.99)
Net asset value, end of period	$10.78	$9.62	$9.39	$7.95	$6.56
Total return(iv)	12.1%	2.4%	18.1%	21.2%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$205	$165	$166	$126	$77
Ratio of gross expenses to average net assets	7.56%	6.45%	6.54%	8.49%	6.60%
Ratio of expense reimbursements to average net assets	(5.61)%	(4.50)%	(4.59)%	(6.54)%	(4.65)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(0.98)%	(1.25)%	(1.35)%	(1.29)%	(1.31)%
Portfolio turnover rate	65.62%	141.68%	73.54%	144.99%	124.91%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2012(i)	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 9/24/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$9.84	$9.53	$8.01	$6.56	$8.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	(0.05)	(0.05)	(0.04)	—
Net realized and unrealized gain (loss) on investments	1.23	0.36	1.57	1.49	(1.99)
Total from investment operations	1.22	0.31	1.52	1.45	(1.99)
Net asset value, end of period	$11.06	$9.84	$9.53	$8.01	$6.56
Total return(iv)	12.4%	3.3%	19.0%	22.1%	(23.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,206	$776	$183	$155	$77
Ratio of gross expenses to average net assets	6.87%	6.91%	14.02%	7.75%	5.85%
Ratio of expense reimbursements to average net assets	(5.63)%	(5.71)%	(12.82)%	(6.55)%	(4.65)%
Ratio of net expenses to average net assets	1.24%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.29)%	(0.50)%	(0.60)%	(0.56)%	(0.56)%
Portfolio turnover rate	65.62%	141.68%	73.54%	144.99%	124.91%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Dynamic Opportunities Fund

	Class A						Class C
	Six months ended 4/30/2012(i)		Year ended 10/31/2011		From 11/2/2009 (commencement of operations) to 10/31/2010(ii)		Six months ended 4/30/2012(i)		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$10.64		$10.55		$10.00		$10.57		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.08)		(0.21)		(0.20)		(0.12)		(0.23)
Net realized and unrealized gain (loss) on investments	0.72		0.30		0.75		0.71		(0.16)
Total from investment operations	0.64		0.09		0.55		0.59		(0.39)
Distributions from net realized gains	(0.15)		—		—		(0.15)		—
Net asset value, end of period	$11.13		$10.64		$10.55		$11.01		$10.57
Total return(iv)	6.2%		0.9%		5.5%		5.7%		(3.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,510		$11,514		$14,527		$716		$539
Ratio of gross expenses to average net assets	2.93	%(v)	3.09	%(vi)	3.30	%(vii)	4.17	%(viii)	4.12	%(ix)
Ratio of expense reimbursements to average net assets	(0.44)%		(0.62)%		(0.78)%		(0.89)%		(0.96)%
Ratio of net expenses to average net assets	2.49%		2.47%		2.52%		3.28%		3.16%
Ratio of net investment income (loss) to average net assets	(1.54)%		(1.87)%		(2.00)%		(2.29)%		(2.56)%
Portfolio turnover rate	136.55%		430.05%		438.65%		136.55%		430.05%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Includes 0.49% related to dividend expense on short positions and interest expense for the period ended 04/30/2012.
(vi)	Includes 0.47% related to dividend expense on short positions and interest expense for the period 10/31/11.
(vii)	Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/2010.
(viii)	Includes 0.53% related to dividend expense on short positions and interest expense for the period ended 04/30/2012.
(ix)	Includes 0.41% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2012(i)		From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$10.66		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.07)		(0.15)
Net realized and unrealized gain (loss) on investments	0.72		(0.15)
Total from investment operations	0.65		(0.30)
Distributions from net realized gains	(0.15)		—
Net asset value, end of period	$11.16		$10.66
Total return(iv)	6.2%		(2.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,080		$11,368
Ratio of gross expenses to average net assets	2.71	%(v)	11.84	%(vi)
Ratio of expense reimbursements to average net assets	(0.44)%		(9.30)%
Ratio of net expenses to average net assets	2.27%		2.54%
Ratio of net investment income (loss) to average net assets	(1.28)%		(1.92)%
Portfolio turnover rate	136.55%		430.05%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)	Includes 0.52% related to dividend expense on short positions and interest expense for the period ended 04/30/2012.
(vi)	Includes 0.79% related to dividend expense on short positions and interest expense for the period 10/31/11.

See Notes to Financial Statements.

Alger Emerging Markets Fund

	Class A		Class C		Class I
	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)	Six months ended 4/30/2012(i)	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$8.32	$10.00	$8.23	$10.00	$8.28	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.02)	0.04	(0.05)	(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	0.28	(1.72)	0.27	(1.74)	0.27	(1.72)
Total from investment operations	0.26	(1.68)	0.22	(1.77)	0.25	(1.72)
Net asset value, end of period	$8.58	$8.32	$8.45	$8.23	$8.53	$8.28
Total return(iv)	3.1%	(16.8)%	2.7%	(17.7)%	3.0%	(17.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,026	$764	$158	$142	$8,745	$8,490
Ratio of gross expenses to average net assets	4.90%	4.60%	7.34%	5.99%	4.34%	4.16%
Ratio of expense reimbursements to average net assets	(3.20)%	(2.90)%	(4.89)%	(3.54)%	(2.64)%	(2.46)%
Ratio of net expenses to average net assets	1.70%	1.70%	2.45%	2.45%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.51)%	0.51%	(1.27)%	(0.39)%	(0.54)%	0.05%
Portfolio turnover rate	71.64%	121.91%	71.64%	121.91%	71.64%	121.91%

(i)	Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the cost of its plan of distribution and transfer agency and sub-transfer agency services.

NOTE 2 — Summary of Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of less than sixty days are valued at amortized cost which approximates market value.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, and Alger Analyst Fund remains open for the tax years 2008-2011, Alger Dynamic Opportunities Fund remains open for the tax years 2010-2011 and Alger Emerging Markets Fund remains open for the tax year 2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Fund, pursuant to the provisions of its Investment Advisory Agreement and its Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or the “Manager”), are payable monthly and computed based on the value of the average daily net assets of each Fund, at the following rates:

	ADVISORY FEE	ADMINISTRATION FEE
Alger Spectra Fund	0.90%	.0275%
Alger Green Fund	0.71	.0275
Alger Analyst Fund	0.85	.0275
Alger Dynamic Opportunities Fund	1.20	.0275
Alger Emerging Markets Fund	1.10	.0275

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has established an expense cap for several share classes, effective through February 28, 2013, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	APRIL 30, 2012
Alger Spectra Fund	—	—	—	1.10%	$11,579
Alger Green Fund	1.35%	—	1.35%	N/A	69,877
Alger Analyst Fund	1.30	1.95	1.30	N/A	78,531
Alger Dynamic Opportunities Fund	2.00	2.75	N/A	1.75	50,518
Alger Emerging Markets Fund	1.70	2.45	1.70	N/A	128,269

Alger Management voluntarily reduced its advisory fee for the Alger Spectra Fund. For the six months ended April 30, 2012, Alger Management voluntarily reimbursed the Alger Spectra Fund $30,600.

(b) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.  For the six months ended April 30, 2012, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund incurred fees of $108,608, $3,499, $255, $1,459 and $503, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statement of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2012, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $177,561, $25,365, $46, $588 and $68, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(c) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the six months ended April 30, 2012, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Fred Alger & Company, Incorporated, the distributor (the “Distributor” or “Alger Inc.”), were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$3,110	$49,910
Alger Green Fund	50	84
Alger Analyst Fund	—	21
Alger Dynamic Opportunities Fund	—	606
Alger Emerging Markets Fund	50	130

(d) Brokerage Commissions: During the six months ended April 30, 2012, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $886,439, $5,375, $2,216, $356 and $798, respectively, in connection with securities transactions.

(e) Trustees’ Fees: Each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of a Fund’s audit committee receives an additional $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Distribution/Shareholder Servicing Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Alger Inc. a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees charged may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(g) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  There were no interfund loans outstanding during the six months ended April 30, 2012.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At April 30, 2012, Alger Management and its affiliates owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,218,452	11,598	11,592	83,431
Alger Green Fund	—	—	—	N/A
Alger Analyst Fund	195,435	11,696	101,941	N/A
Alger Dynamic Opportunities Fund FundFfFund	125,092	93	N/A	1,082,106
Alger Emerging Markets Fund	100	100	999,800	N/A

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, for the six months ended April 30, 2012:

	PURCHASES	SALES
Alger Spectra Fund	$1,367,269,238	$945,631,173
Alger Green Fund	5,732,449	7,622,513
Alger Analyst Fund	2,475,746	2,171,965
Alger Dynamic Opportunities Fund	21,610,012	21,798,514
Alger Emerging Markets Fund	6,565,572	6,567,929

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.

NOTE 5 — Borrowings:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3 (g).  For the six months ended April 30, 2012, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Dynamic Opportunities Fund	$5,479	1.24%

The highest amount borrowed during the six months ended April 30, 2012, for each Fund was as follows:

HIGHEST BORROWINGS
Alger Dynamic Opportunities Fund	$900,000

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	25,954,689	$338,312,850	40,709,094	$508,241,823
Dividends reinvested	965,034	11,397,047	—	—
Shares redeemed	(20,514,298)	(270,465,906)	(16,081,586)	(199,293,352)
Net increase	6,405,425	$79,243,991	24,627,508	$308,948,471
Class C:
Shares sold	4,202,821	$53,478,622	7,769,884	$96,152,763
Dividends reinvested	156,714	1,810,051	—	—
Shares redeemed	(893,194)	(11,116,963)	(890,027)	(10,834,902)
Net increase	3,466,341	$44,171,710	6,879,857	$85,317,861
Class I:
Shares sold	12,090,976	$156,544,983	15,023,225	$187,694,633
Dividends reinvested	372,250	4,426,050	—	—
Shares redeemed	(3,351,330)	(42,464,428)	(3,791,633)	(46,961,105)
Net increase	9,111,896	$118,506,605	11,231,592	$140,733,528
Class Z:
Shares sold	13,218,171	$179,184,492	281,360	$3,326,766
Dividends reinvested	8,232	97,547	—	—
Shares redeemed	(212,811)	(2,830,139)	(8,857)	(112,238)
Net increase	13,013,592	$176,451,900	272,503	$3,214,528

Alger Green Fund
Class A:
Shares sold	302,826	$1,946,974	798,710	$4,977,110
Shares redeemed	(540,585)	(3,413,704)	(2,534,020)	(15,399,065)
Net decrease	(237,759)	$(1,466,730)	(1,735,310)	$(10,421,955)
Class C:
Shares sold	27,382	$174,053	96,373	$593,469
Shares redeemed	(28,071)	(176,621)	(78,519)	(473,172)
Net increase (decrease)	(689)	$(2,568)	17,854	$120,297
Class I:
Shares sold	567,044	$3,621,273	2,149,628	$13,304,862
Shares redeemed	(572,576)	(3,652,406)	(1,121,967)	(6,871,365)
Net increase (decrease)	(5,532)	$(31,133)	1,027,661	$6,433,497

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2012		FOR THE YEAR ENDED OCTOBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	2,635	$28,276	14,281	$139,134
Shares redeemed	(3,163)	(32,104)	(14,579)	(149,009)
Net decrease	(528)	$(3,828)	(298)	$(9,875)
Class C:
Shares sold	2,019	$19,080	—	$—
Shares redeemed	(197)	(2,132)	(506)	(5,098)
Net increase (decrease)	1,822	$16,948	(506)	$(5,098)
Class I:
Shares sold	30,393	$339,794	73,256	$737,998
Shares redeemed	(212)	(2,262)	(13,589)	(136,752)
Net increase	30,181	$337,532	59,667	$601,246

Alger Dynamic Opportunities Fund
Class A:
Shares sold	140,285	$1,493,401	1,652,273	$18,610,347
Dividends reinvested	14,638	150,770	—	—
Shares redeemed	(562,589)	(6,097,422)	(1,946,611)	(20,913,027)
Net decrease	(407,666)	$(4,453,251)	(294,338)	$(2,302,680)
Class C:
Shares sold	19,904	$212,212	51,043	$572,150
Dividends reinvested	812	8,299	—	—
Shares redeemed	(6,735)	(72,294)	—	—
Net increase	13,981	$148,217	51,043	$572,150
Class Z:
Shares sold	0	$—	1,066,246	$11,238,273
Dividends reinvested	15,859	163,669	—	—
Net increase	15,859	$163,669	1,066,246	$11,238,273

Alger Emerging Markets Fund
Class A:
Shares sold	44,310	$370,210	104,751	$1,007,402
Shares redeemed	(16,503)	(142,168)	(12,931)	(117,785)
Net increase	27,807	$228,042	91,820	$889,617
Class C:
Shares sold	3,409	$28,500	19,557	$186,752
Shares redeemed	(1,910)	(14,510)	(2,369)	(20,195)
Net increase	1,499	$13,990	17,188	$166,557
Class I:
Shares sold	3,430	$28,810	1,026,975	$10,260,980
Shares redeemed	(3,929)	(33,470)	(1,636)	(13,592)
Net increase (decrease)	(499)	$(4,660)	1,025,339	$10,247,388

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:

At October 31, 2011, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Spectra Fund	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund
2016	—	$2,221,606	—	—
2017	—	5,042,397	$281,758	—
2019	—	314,817	—	—
Total	—	7,578,820	281,758	—

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration.  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2012 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$372,885,083	$372,885,083	—	—
Consumer Staples	112,065,193	112,065,193	—	—
Energy	158,939,936	158,939,936	—	—
Financials	123,281,336	123,281,336	—	—
Health Care	186,923,156	186,923,156	—	—
Industrials	274,013,716	274,013,716	—	—
Information Technology	479,587,921	479,587,921	—	—
Materials	76,719,045	76,719,045	—	—
Telecommunication Services	22,634,249	22,634,249	—	—
TOTAL COMMON STOCKS	$1,807,049,635	$1,807,049,635	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$10,500,420	—	$10,500,420	—
CONVERTIBLE PREFERRED STOCK
Health Care	$2,984,572	—	$2,984,572	—
PREFERRED STOCKS
Financials	$5,188,684	$5,188,684	—	—
MASTER LIMITED PARTNERSHIP
Energy	$8,324,088	$8,324,088	—	—
Financials	10,739,520	10,739,520	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$19,063,608	$19,063,608	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,844,786,919	$1,831,301,927	$13,484,992	—

SECURITIES SOLD SHORT

COMMON STOCKS
Consumer Discretionary	$15,733,295	$15,733,295	—	—
Consumer Staples	$4,851,288	$4,851,288	—	—
Energy	4,694,637	4,694,637	—	—
Financials	4,541,284	4,541,284	—	—
Health Care	4,204,122	4,204,122	—	—
Industrials	15,578,283	15,578,283	—	—
Information Technology	16,868,318	16,868,318	—	—
TOTAL COMMON STOCKS	$66,471,227	$66,471,227	—	—

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,821,198	$9,821,198	—	—
Consumer Staples	3,704,134	3,704,134	—	—
Energy	1,145,034	1,145,034	—	—
Financials	1,123,432	1,123,432	—	—
Health Care	3,190,299	3,190,299	—	—
Industrials	9,334,547	9,334,547	—	—
Information Technology	17,482,578	17,482,578	—	—
Materials	4,103,039	4,103,039	—	—
Utilities	1,744,132	1,744,132	—	—
TOTAL COMMON STOCKS	$51,648,393	$51,648,393	—	—
CONVERTIBLE CORPORATE BONDS
Industrials	$124,988	—	$124,988	—
TOTAL INVESTMENTS IN SECURITIES	$51,773,381	$51,648,393	$124,988	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$934,388	$934,388	—	—
Consumer Staples	122,228	122,228	—	—
Energy	370,907	370,907	—	—
Financials	113,551	113,551	—	—
Health Care	485,432	485,432	—	—
Industrials	390,420	390,420	—	—
Information Technology	890,737	890,737	—	—
Materials	355,843	355,843	—	—
Telecommunication Services	49,202	49,202	—	—
TOTAL COMMON STOCKS	$3,712,708	$3,712,708	—	—
MASTER LIMITED PARTNERSHIP
Financials	$30,655	$30,655	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,743,363	$3,743,363	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,534,889	$4,460,023	$74,866	—
Consumer Staples	608,589	608,589	—	—
Energy	1,744,136	1,744,136	—	—
Financials	1,322,727	1,322,727	—	—
Health Care	1,141,683	1,141,683	—	—
Industrials	2,397,488	2,397,488	—	—
Information Technology	3,641,427	3,641,427	—	—
Materials	477,629	477,629	—	—
TOTAL COMMON STOCKS	$15,868,568	$15,793,702	$74,866	—
CONVERTIBLE CORPORATE BONDS
Consumer Discretionary	$211,211	—	$211,211	—
CONVERTIBLE PREFERRED STOCK
Health Care	$221,094	—	$221,094	—
PREFERRED STOCKS
Financials	$135,046	$135,046	—	—
PURCHASED OPTIONS
Financials	$11,600	$11,600	—	—
RIGHTS
Health Care	$25,932	—	$25,932	—
MASTER LIMITED PARTNERSHIP
Financials	$130,680	$130,680	—	—
TOTAL INVESTMENTS IN SECURITIES	$16,604,131	$16,071,028	$533,103	—
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$649,117	$649,117	—	—
Consumer Staples	$290,164	$290,164	—	—
Energy	322,418	322,418	—	—
Financials	1,240,780	1,240,780	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Health Care	$1,301,730	$1,301,730	—	—
Industrials	705,857	705,857	—	—
Information Technology	1,336,294	1,336,294	—	—
Materials	48,710	48,710	—	—
TOTAL COMMON STOCKS	$5,895,070	$5,895,070	—	—

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,522,942	$1,522,942	—	—
Consumer Staples	687,049	687,049	—	—
Energy	855,446	855,446	—	—
Financials	2,033,323	2,033,323	—	—
Health Care	376,956	376,956	—	—
Industrials	884,910	884,910	—	—
Information Technology	1,593,325	1,593,325	—	—
Materials	1,127,816	1,127,816	—	—
Telecommunication Services	404,512	404,512	—	—
TOTAL COMMON STOCKS	$9,486,279	$9,486,279	—	—
RIGHTS
Consumer Staples	$60	$60	—	—
TOTAL INVESTMENTS IN SECURITIES	$9,486,339	$9,486,339	—	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Spectra Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$2,843,610
Transfers into Level 3	—
Transfers out of Level 3(i)	(2,984,572)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	140,962
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2012	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Dynamic Opportunities Fund	Convertible Preferred Stock
Opening balance at November 1, 2011	$210,652
Transfers into Level 3	—
Transfers out of Level 3(i)	(221,094)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	10,442
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at April 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at April 30, 2012	$—

(i) Securities transferred out of Level 3 upon closing of IPO and commencement of trading.

On April 30, 2012 the Alger Spectra Fund and the Alger Dynamic Opportunities Fund transferred securities totaling $6,528,793 and $39,608, respectively, and securities sold short totaling $622,859 and $47,892, respectively, from Level 2 to Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended April 30, 2012, options were used in accordance with these objectives.

The fair values of derivative instruments as of April 30, 2012 are as follows:

Alger Dynamic Opportunities Fund

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in securities, at value	$11,600	—	—
Total		$11,600	—	—

For the six months ended April 30, 2012, Alger Dynamic Opportunities Fund had option purchases of $230,502 and option sales of $190,991, and Alger Spectra Fund had option purchases of $52,620 and option sales of $26,172.  The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2012 is as follows:

NET REALIZED GAIN ON INVESTMENTS AND OPTIONS

Alger Spectra Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(26,448)
Written Options	—
Total	$(26,448)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(94,767)
Written Options	—
Total	$(94,767)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(61,259)
Total	$(61,259)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2012.  No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2011 and ending April 30, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During the Six Months Ended April 30, 2012(a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2012(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,134.13	$7.67	1.45%
	Hypothetical(c)	1,000.00	1,017.67	7.26	1.45
Class C	Actual	1,000.00	1,130.34	11.62	2.19
	Hypothetical(c)	1,000.00	1,013.96	10.98	2.19
Class I	Actual	1,000.00	1,134.98	7.38	1.39
	Hypothetical(c)	1,000.00	1,017.95	6.98	1.39
Class Z	Actual	1,000.00	1,135.43	6.49	1.22
	Hypothetical(c)	1,000.00	1,018.78	6.14	1.22

Alger Green Fund
Class A	Actual	$1,000.00	$1,131.45	$6.81	1.29%
	Hypothetical(c)	1,000.00	1,018.47	6.45	1.29
Class C	Actual	1,000.00	1,124.15	11.64	2.20
	Hypothetical(c)	1,000.00	1,013.91	11.03	2.20
Class I	Actual	1,000.00	1,129.78	6.81	1.29
	Hypothetical(c)	1,000.00	1,018.46	6.46	1.29

Alger Analyst Fund
Class A	Actual	$1,000.00	$1,123.86	$6.55	1.24%
	Hypothetical(c)	1,000.00	1,018.70	6.22	1.24
Class C	Actual	1,000.00	1,120.58	10.30	1.95
	Hypothetical(c)	1,000.00	1,015.15	9.79	1.95
Class I	Actual	1,000.00	1,123.98	6.57	1.24
	Hypothetical(c)	1,000.00	1,018.68	6.24	1.24

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,061.64	$12.78	2.49%
	Hypothetical(c)	1,000.00	1,012.47	12.48	2.49
Class C	Actual	1,000.00	1,057.27	16.75	3.28
	Hypothetical(c)	1,000.00	1,008.58	16.36	3.28
Class Z	Actual	1,000.00	1,062.48	11.66	2.27
	Hypothetical(c)	1,000.00	1,013.55	11.39	2.27

Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,031.25	$8.59	1.70%
	Hypothetical(c)	1,000.00	1,016.40	8.53	1.70
Class C	Actual	1,000.00	1,026.73	12.36	2.45
	Hypothetical(c)	1,000.00	1,012.67	12.27	2.45
Class I	Actual	1,000.00	1,030.19	8.59	1.70
	Hypothetical(c)	1,000.00	1,016.41	8.53	1.70

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Funds’ most recent month end portfolio holdings are available approximately sixty days after month end on the Funds’ website at www.alger.com. The Funds also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3863.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AFIISAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date:  June 19, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:  June 19, 2012